UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.        )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Venu Holding Corporation

(Exact Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Venu Holding Corporation

1755 Telstar Drive

Suite 501

Colorado Springs, Colorado 80920

September 17, 2025

Dear Fellow Shareholders:

I am pleased to invite you to attend the Annual Meeting of Shareholders of Venu Holding Corporation (“VENU”) on Tuesday, October 28, 2025, at 4:00 p.m. Mountain Daylight Time. The Annual Meeting will be held in person at the Phil Long Music Hall located at 13071 Bass Pro Drive, Colorado Springs, Colorado 80921.

VENU is redefining how fans experience live music by designing revolutionary entertainment and hospitality destinations that unite people through the unparalleled power of music, shared connection, and luxury. Our premium concepts — like Luxe FireSuites and Aikman Clubs — deliver comfort, exclusivity, and unmatched access to the music you love. Backed by thoughtful design and a hospitality-first approach, VENU isn’t just building venues — we’re building a movement. As Chairman and Chief Executive Officer of VENU, I am proud of our Company’s success as a new public company during a year of market turbulence, of our momentous partnerships with brands that deliver value to both our shareholders and our concertgoers, and of VENU’s expansion into new states where we are developing state-of-the-art destinations that blend world-class music, fine dining, and exceptional hospitality.

We are excited to host our first Annual Meeting of Shareholders as a public company. Whether or not you plan to attend the Annual Meeting in person, your vote matters. We encourage you to promptly vote your shares online, by telephone, or by completing, signing, dating, and mailing your proxy card or voting instruction form.

Your trust in our team and belief in our vision for reinventing the live-music experience are invaluable. On behalf of our Board of Directors and our executive leadership team, thanks a million for your continued support of and investment in VENU and for making VENU the stock that rocks.

Sincerely,

JW Roth
Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 28, 2025

Notice is hereby given that Venu Holding Corporation (the “Company”) will host its Annual Meeting of Shareholders on Tuesday, October 28, 2025, at 4:00 p.m. Mountain Daylight Time (the “Annual Meeting”). The Annual Meeting will be held in person at the Phil Long Music Hall located at 13071 Bass Pro Drive, Colorado Springs, Colorado 80921. The Annual Meeting is being held for the following purposes:

(1)	To elect the seven director nominees listed in the accompanying Proxy Statement to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

(2)	To consider and approve an amendment to the Venu Holding Corporation Amended and Restated 2023 Omnibus Incentive Compensation Plan (the “Plan”) to increase the number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), reserved for issuance under the Plan from 2,500,000 shares to 7,500,000 shares;

(3)	To ratify the appointment of Grassi & Co., CPAs, P.C. as the Company’s independent auditor for the fiscal year ending December 31, 2025; and

(4)	To transact such other business as may lawfully come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on September 3, 2025, are entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. A list of shareholders of record at the close of business on September 3, 2025, will be available for inspection by any shareholder for a period of ten days prior to the Annual Meeting at our principal office at 1755 Telstar Drive, Suite 501, Colorado Springs, Colorado 80920.

We are providing access to our proxy materials by notifying our shareholders of the availability of our proxy Materials on the Internet. The enclosed Proxy Statement and a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”) are available free of charge on the Investor Relations section of our website at https://investors.venu.live. and www.colonialstock.com/VenuHoldingCorporation.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and to submit your proxy or voting instructions as soon as possible. In order to ensure the representation of a quorum at the Annual Meeting, shareholders who do not expect to attend the Annual Meeting in person are urged to vote as soon as possible. For information on how to vote your shares, please refer to the section of the Proxy Statement entitled “Questions and Answers About the Proxy Materials and the Annual Meeting” and to the instructions accompanying the Proxy Statement provided to you by the Company’s transfer agent and independent inspector of election, Colonial Stock Transfer, or by your broker, bank, or other nominee.

By Order of the Board of Directors:

JW Roth
Chairman and Chief Executive Officer

Dated: September 17, 2025

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders To Be Held on October 28, 2025:

This Proxy Statement and our Annual Report are available free of charge on the Investor Relations section of our website at https://investors.venu.live and at www.colonialstock.com/VenuHoldingCorporation.

YOUR VOTE IS IMPORTANT TO US. THANK YOU FOR VOTING.

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Venu Holding Corporation

1755 Telstar Drive

Suite 501

Colorado Springs, Colorado 80920

PROXY STATEMENT SUMMARY

The Board of Directors (the “Board”) of Venu Holding Corporation, a Colorado corporation (the “Company,” “Venu,” “we,” or “us”), is soliciting proxies to be used at the Annual Meeting of Shareholders to be held on Tuesday, October 28, 2025, at 4:00 p.m. Mountain Daylight Time (the “Annual Meeting”). The Company will pay for the cost of the proxy material preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, or other nominees to forward proxy materials to the Company’s street name shareholders.

It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company for no additional compensation. Any shareholder giving a proxy has the power to revoke it at any time prior to the voting of the proxy by either giving notice in person or in writing to the Company’s Secretary at 1755 Telstar Drive, Suite 501, Colorado Springs, Colorado 80920, or by appearing at the Annual Meeting, giving notice of revocation of the proxy, and voting in person. The approximate date on which this proxy statement (this “Proxy Statement”) and the accompanying form of proxy are being distributed and made available to shareholders is on or about September 17, 2025.

Voting of Proxies and Shares; Quorum

Only the holders of record of outstanding shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at the close of business on the record date of September 3, 2025 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. There were 43,186,232 shares of Common Stock issued and outstanding as of the Record Date held by approximately 524 shareholders of record. Each such shareholder is entitled to one vote for each share of Common Stock held.

All shares entitled to vote, represented by a properly executed and unrevoked proxy received in time for the Annual Meeting, will be voted in accordance with the instructions given. In the absence of such instructions, shares will be voted as recommended by the Board. The persons named as proxies will also be authorized to vote in their discretion upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. If any nominee for director is unable to serve, which is not now contemplated, the proxies will be voted for such substitute nominee(s) as the Board recommends.

If you hold your shares in nominee or street name, you will use a “voting instruction form” to instruct your proxy how to vote your shares. If your shares are held in street name by a broker, your broker will vote your shares only if you give your broker instructions on the “voting instruction form.” If you do not tell your broker how to vote, your broker may vote your shares in favor of ratification of the auditor appointment (Proposal No. 3) but may not vote your shares in favor of any of the other proposals to be brought before the Annual Meeting or any other item of business that is not considered a “routine” matter. Your broker will return a proxy card without voting on such non-routine matters if you do not give voting instructions with respect to these matters. This is commonly referred to as a “broker non-vote.” You are encouraged to vote on all matters proposed in this Proxy Statement.

A quorum for the transaction of business at the Annual Meeting requires representation, in person or by proxy, of the holders of one-third of the Company’s issued and outstanding shares of Common Stock. The judges of election will treat abstentions and broker non-votes as shares that are present for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting. With respect to the election of directors, if a quorum exists, shareholders may vote “FOR ALL” nominees, “WITHHOLD ALL” authority to vote for all nominees, or “FOR ALL EXCEPT” certain nominees by withholding authority for one or more of the nominees as indicated on the proxy card. Pursuant to the Company’s Bylaws, directors are elected by a plurality of the votes cast, meaning the nominees receiving the highest number of votes “FOR” their election, up to the number of directors to be elected, will be elected. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum exists but will not be counted as votes cast and will have no impact on the outcome of the election of directors. Under the Company’s Bylaws, shareholders may also cumulate their votes by multiplying the number of votes the shareholder is entitled to cast by the number of directors for whom the shareholder is entitled to vote and casting the product for a single nominee or distributing the product among two or more nominees; however, in order to cumulate votes for the election of a director, a shareholder is requested to give our Corporate Secretary no less than 48 hours before the time set for the meeting written notice that the shareholder desires that the voting for the election of directors be cumulative, and as of the date of this proxy statement, we have not received any notice that a shareholder desires to invoke cumulative voting for the election of directors.

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With respect to proposals other than the election of directors, shares may be voted “FOR,” “AGAINST,” or “ABSTAIN.” Under the Company’s Bylaws, approval of these proposals requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum but will not be counted as votes cast and, therefore, will have no effect on the outcome of such proposals.

Annual Meeting Admission

If you wish to attend the Annual Meeting in person, you must present a valid form of photo identification, such as a driver’s license. If you are a beneficial owner of Common Stock that is held of record by a bank, broker, or other nominee, you will also need proof of ownership to be admitted. In this regard, a recent brokerage statement or a letter from your bank or broker are examples of proof of ownership. The Company reserves the right to prohibit cameras, recording equipment, or electronic devices in the meeting.

Important Notice Regarding Availability of Proxy Materials For Annual Meeting To Be Held On October 28, 2025

Pursuant to rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”), the Company has elected to provide access to the proxy materials by notifying you of the availability of the proxy materials on the internet. This Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”; together with the Proxy Statement, the “Proxy Materials”), are available free of charge on the Investor Relations section of the Company’s website at https://investors.venu.live and at www.colonialstock.com/VenuHoldingCorporation.

QUESTIONS AND ANSWERS ABOUT

THE PROXY MATERIALS AND THE ANNUAL MEETING

Why am I being provided with these materials?

You are receiving a Notice of Internet Availability of Proxy Materials in connection with the solicitation by the Board of Directors of Venu Holding Corporation of proxies to be voted at the Company’s Annual Meeting of Shareholders to be held on Tuesday, October 28, 2025 (the “Annual Meeting”), and at any postponements or adjournments of the Annual Meeting. For each shareholder of record with shares of Common Stock registered directly in such shareholder’s name with our transfer agent, Colonial Stock Transfer (“Colonial”), the Company mailed a Notice of Internet Availability of Proxy Materials, which notifies each shareholder entitled to vote at the Annual Meeting how to vote and how to electronically access a copy of the Proxy Materials and a proxy card in paper format. For each beneficial owner of shares of the Company’s Common Stock held in “street name” through a broker, bank, or other nominee, the Notice of Internet Availability of Proxy Materials was forwarded to such shareholder by such organization, which is considered the shareholder of record with respect to the shares held.

If you are a shareholder of record and submit your proxy to us, you are directing certain of the Company’s officers to vote your shares of the Company’s Common Stock in accordance with the voting instructions in your proxy. If you hold your shares as a beneficial owner in street name and follow the voting instructions that you receive from your broker, bank, or other nominee, you are directing such organization to vote your shares in accordance with your voting instructions.

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These Proxy Materials are being distributed to you on or about September 17, 2025. As a shareholder, you are invited to attend the Annual Meeting, and the Company requests that you vote on the proposals described in this Proxy Statement.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on Tuesday, October 28, 2025, at 4:00 p.m. Mountain Daylight Time, at the Phil Long Music Hall located at 13071 Bass Pro Drive, Colorado Springs, Colorado 80921.

What am I voting on at the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:

●	Proposal No. 1: To elect the seven director nominees listed in the accompanying Proxy Statement to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.

●	Proposal No. 2: To consider and approve an amendment to the Venu Holding Corporation Amended and Restated 2023 Omnibus Incentive Compensation Plan (the “Plan”) to increase the number of shares of the Company’s Common Stock reserved for issuance under the Plan from 2,500,000 shares to 7,500,000 shares.

●	Proposal No. 3: To ratify the appointment of Grassi & Co., CPAs, P.C. as the Company’s independent auditor for the fiscal year ending December 31, 2025.

Additionally, the proxies, at their discretion and if designated as such, are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.

Who is entitled to vote?

Shareholders as of the close of business on the Record Date of Wednesday, September 3, 2025, are entitled to vote at the Annual Meeting or any postponement or adjournment thereof. As of the Record Date, there were 43,186,232 shares of the Company’s Common Stock outstanding.

How many votes per share of Common Stock held are shareholders entitled to?

Holders of Common Stock are entitled to one vote per share of Common Stock held of record as of the Record Date.

What is the difference between holding shares of Common Stock as a “shareholder of record” and holding shares in “street name”?

Shares held as a “shareholder of record” (also called a “registered holder”) are shares held directly in your name. Shares held in “street name” are shares held for you in an account with a broker, bank, or other nominee.

How can I vote if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Proxy Materials have been forwarded to you by your broker, bank, or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other shareholder of record on how to vote your shares by following their instructions for voting and submitting a “voting instruction form.” If your shares are held in street name, your broker, bank, or other shareholder of record will vote your shares only if you provide a voting instruction form.

If you do not provide voting instructions, your broker, bank, or other shareholder of record may vote your shares in favor of ratification of the auditor appointment (Proposal No. 3) but may not vote your shares in favor of any of the other proposals to be brought before the Annual Meeting or any other item of business that is not considered a “routine” matter. Absent your voting instructions, your broker, bank, or other shareholder of record will return a proxy card without voting on such non-routine matters. This is commonly referred to as a “broker non-vote.” You are encouraged to vote on all matters proposed in this Proxy Statement. Please refer to information from your bank, broker, or other shareholder of record on how to submit your voting instructions.

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What constitutes a quorum?

A quorum requires representation, in person or by proxy, of the holders of one-third of the Company’s issued and outstanding shares of Common Stock. Abstentions and broker non-votes will be counted as shares that are present for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting.

What is a “broker non-vote”?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (i) the broker has not received voting instructions from the shareholder who beneficially owns the shares, and (ii) the broker lacks the authority to vote the shares at their discretion.

If you do not provide voting instructions to your broker and the broker has indicated that it does not have discretionary authority to vote on a particular proposal, your shares will be considered “broker non-votes” with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum but generally will not be considered as entitled to vote with respect to a particular proposal. Broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires the affirmative vote of a majority of the shares present and entitled to vote.

Under the rules of various national and regional securities exchanges’ interpretations that govern broker non-votes, Proposal Nos. 1 and 2 are considered non-routine matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposals. Proposal No. 3 is considered a routine matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on that proposal.

What is the voting requirement to approve each of the proposals?

Proposal	Vote Required	Voting Options	Impact of “Abstain” Vote	Broker Discretionary Voting Allowed
Proposal No. 1: Election of Directors

Plurality Voting Standard:

The director nominees who receive the highest number of votes “FOR” their election, up to the number of directors to be elected at the Annual Meeting, will be elected. Votes may be cast “FOR ALL” nominees, “WITHHOLD ALL” authority to vote for all nominees, or “FOR ALL EXCEPT” by withholding authority to vote for one or more of the nominees as indicated on the proxy card.

		“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	Not applicable.	No

Proposal No. 2: Approval of Amendment to the Amended and Restated 2023 Omnibus Incentive Compensation Plan to Increase Number of Shares of Common Stock Reserved for Issuance	Majority of Votes Cast Standard: Approval requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal.	“FOR” “AGAINST” “ABSTAIN”	Counts as present for quorum purposes, but no effect on the outcome of the proposal.	No

Proposal No. 3: Ratification of Appointment of Independent Registered Public Accounting Firm	Majority of Votes Cast Standard: Approval requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal.	“FOR” “AGAINST” “ABSTAIN”	Counts as present for quorum purposes, but no effect on the outcome of the proposal.	Yes

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How will votes be counted?

All shares entitled to vote and that are voted in person at the Annual Meeting will be counted, and all shares represented by properly executed and unrevoked proxies received prior to the Annual Meeting will be voted at the Annual Meeting as indicated in such proxies. You may vote “FOR ALL,” “WITHHOLD ALL,” or “FOR ALL EXCEPT” with respect to each of the nominees for election as director in Proposal No. 1, and “FOR,” “AGAINST,” or “ABSTAIN” on each of Proposal Nos. 2 and 3.

With respect to the election of directors (Proposal No. 1), under the Company’s Bylaws, directors are elected by a plurality of the votes cast. This means that the nominees receiving the highest number of votes “FOR” their election, up to the number of directors to be elected, will be elected. Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum but will not be counted as votes cast and, therefore, will have no effect on the outcome of the election of directors.

With respect to Proposal Nos. 2 and 3, approval requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum but will not be counted as votes cast and, therefore, will have no effect on the outcome of the election of directors.

How does the Board recommend that I vote?

The Board recommends that you vote your shares:

●	“FOR ALL” the seven director nominees for election to the Board (Proposal No. 1);

●	“FOR” the approval of an amendment to the Company’s Amended and Restated 2023 Omnibus Incentive Compensation Plan to increase the number of shares of Common Stock reserved for issuance under the Plan from 2,500,000 shares of Common Stock to 7,500,000 shares of Common Stock (Proposal No. 2); and

●	“FOR” the ratification of the approval of Grassi & Co., CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025 (Proposal No. 3).

Who will count the vote?

The Company has engaged its transfer agent, Colonial Stock Transfer, as the Company’s independent inspector of election to tabulate shareholder votes. If you are a shareholder of record with shares registered directly in your name with Colonial and choose to vote over the internet, by telephone, or by mail, Colonial will assess and tabulate your vote. If you hold your shares in street name, your broker, bank, or other nominee will return one proxy card to Colonial on behalf of all of its clients based on the clients’ voting instruction forms.

How do I vote my shares without attending the Annual Meeting?

Whether you hold shares as a shareholder of record or as a beneficial owner of shares held in street name, you may direct how your shares are voted without attending the Annual Meeting by the following methods:

●	By Internet: Shareholders of record with internet access and a unique control number may submit proxies by following the voting instructions accompanying the Proxy Materials or set forth on the proxy card until 11:59 p.m. Eastern Time on October 27, 2025. To vote online, you will need your unique control number. If you are a shareholder of record with shares of Common Stock registered directly in your name with the Company’s transfer agent, Colonial, you can find the control number on your proxy card or the instructions accompanying your Proxy Materials. If you are a beneficial owner of shares held in street name, please check the voting instruction form provided to you by your broker, bank, or other nominee for internet voting availability.

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●	By Telephone: If you are a shareholder of record, you can vote over the telephone by calling 1-877-285-8605 and following the directions.

●	By Mail: Shareholders of record may vote by mail by completing, signing, and dating the enclosed proxy card where indicated and by mailing the card in the pre-addressed envelope provided to you. If you are a beneficial owner of shares held in street name, you may vote by mail by completing, signing, and dating the voting instructions provided to you by your broker, bank, or other nominee and mailing it where instructed by such organization. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney, or officer of a corporation), indicate your name and title or capacity.

Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on October 27, 2025, for the voting of shares held by shareholders of record as of the Record Date. Proxy cards with respect to shares held of record must be received no later than October 27, 2025.

May I change my vote or revoke my proxy?

Yes. Whether you have voted by internet, telephone, or postal mail, if you are a shareholder of record, you may change your vote and revoke your proxy by:

●	sending a written statement to that effect to the attention of the Company’s Secretary at the Company’s principal office at 1755 Telstar Drive, Suite 501, Colorado Springs, Colorado 80920, at any time prior to the voting of the proxy, provided such statement is received no later than 11:59 p.m. Eastern Time on October 27, 2025;

●	voting again by internet at a later time before the closing of those voting facilities at 11:59 p.m. Eastern Time on October 27, 2025;

●	submitting a properly signed proxy card to the attention of the Company’s Secretary at the Company’s principal office at 1755 Telstar Drive, Suite 501, Colorado Springs, Colorado 80920, with a later date that is received no later than 11:59 p.m. Eastern Time on October 27, 2025; or

●	attending and voting at the Annual Meeting on October 28, 2025.

If you hold shares in street name, please refer to information from your bank, broker, or other intermediary on how to revoke or submit new voting instructions.

Your most recent proxy card or internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Annual Meeting.

Who will pay for the cost of this proxy solicitation?

The Company will pay for the cost of soliciting proxies. Proxies may be solicited on behalf of the Company’s directors, officers, or employees (for no additional compensation) in person or by telephone, email, or facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

What is the mailing address of the Company’s principal executive office?

The Company’s mailing address is: Venu Holding Corporation, 1755 Telstar Drive, Suite 501, Colorado Springs, Colorado 80920.

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THE BOARD OF DIRECTORS AND CERTAIN CORPORATE GOVERNANCE MATTERS

The Company is committed to implementing sound corporate governance practices, adhering to a robust corporate ethics policy, and equipping the Board and executive team with the tools and training necessary to manage the Company for the long-term benefit of the Company’s shareholders and the Company’s long-term sustainability.

Director Independence

Applicable listing rules of the NYSE American LLC (the “NYSE American”) require that our Board be comprised of a majority of independent directors. Based upon information requested from and provided by each of our directors concerning his or her background, employment, and affiliations, including family relationships, our Board has determined that each of our directors, except JW Roth, Mitchell Roth, and Heather Atkinson, qualify as an “independent director” as defined under applicable NYSE American listing rules. In making such determination, the Board considered the current and prior relationships that each director has with Venu and all other facts and circumstances that the Board deems relevant in determining the independence of each director, including any relevant related-party transactions and each director’s beneficial ownership of Venu capital stock. For additional information, see the sections in this Proxy Statement entitled “Security Ownership of Management” and “Certain Relationships and Related-Party Transactions.”

In addition, NYSE American listing rules require that, subject to specified exceptions, each member of the Company’s Audit, Compensation, and Nominating and Corporate Governance Committees be independent under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act, and Compensation Committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable NYSE American listing rules, a director will only qualify as an “independent director” if, in the opinion of the Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board, or any other committee of the Board, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Company or any of its subsidiaries or otherwise be an affiliated person of the Company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the Board must consider, for each member of the Compensation Committee, all factors specifically relevant to determining whether a director has a relationship to the Company that is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including but not limited to: (1) the source of compensation of the director, including any consulting, advisory, or other compensatory fee paid by the Company to the director; and (2) whether the director is affiliated with the Company or any of its subsidiaries or affiliates.

Board Leadership Structure

JW Roth serves as both our Chief Executive Officer (our “CEO”) and the Chairman of our Board. The Board does not have a policy on whether the role of Chairman and CEO should be separate or combined, but it currently believes that the most effective leadership structure for the Company is to combine these responsibilities. This structure avoids duplication of efforts that can result from the roles being separated. The Board also believes that combining these roles enhances accountability and promotes unified leadership. Having a single individual serve in both roles streamlines decision-making, fosters open communication between the Board and management, and strengthens the Company’s ability to implement its strategic vision. This structure also enables the Board to benefit from the CEO’s thorough knowledge of the Company’s operations, its long-term objectives, and the live-music and entertainment industry as a whole. While the Board has no current intention to separate the roles of Chairman and CEO, depending on the circumstances, the Board could choose to do so in the future.

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The Company does not have a designated lead independent director. In this regard, the Board believes that the composition of the Board and the very active involvement by the independent directors create a Board culture that is effective and promotes the consideration of the varied views of all of the directors of the Company. Applicable NYSE American listing rules require that our Board be comprised of a majority of independent directors. Based upon information requested from and provided by each of our directors concerning his or her background, employment, and affiliations, including family relationships, our Board has determined that each of our directors, except JW Roth, Mitchell Roth, and Heather Atkinson, qualify as an “independent director” as defined under applicable NYSE American listing rules. In making such determination, the Board considered the current and prior relationships that each director has with Venu and all other facts and circumstances that the Board deems relevant in determining the independence of each director, including any relevant related-party transactions and each director’s beneficial ownership of Venu capital stock. Further, to help ensure oversight by our independent directors, our Audit, Compensation, and Nominating and Corporate Governance Committees are all composed only of independent directors. In addition, the Board does not limit the tenure of its directors but considers the tenure of each director and the level of involvement of the director on the Board, along with all the other attributes and qualities of the director, in determining whether to approve a director as a nominee for election as a director.

Communications with the Board of Directors

Shareholders may communicate directly with the Board. All communications should be in writing and directed to the Company Secretary, at Venu Holding Corporation, 1755 Telstar Drive, Suite 501, Colorado Springs, Colorado 80920, and should prominently indicate on the outside of the envelope that it is intended for the Board. The Company Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed appropriate, the Company Secretary will forward correspondence to the Chairman of the Board or any specific director or Committee to whom the correspondence is directed.

Board Committees

The Board directs and oversees the management of the Company’s business and affairs and has three standing committees, consisting of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Each committee operates under a Board-approved charter, a copy of which is available on the Investor Relations section of the Company’s website at https://investors.venu.live and can be accessed through the “Governance Documents” hyperlink under the “Governance” heading. Each committee has the composition and responsibilities described below. The composition and functioning of all of our committees comply with all applicable requirements of the Sarbanes-Oxley Act of 2002 and with the rules and regulations of the NYSE American and the SEC. In addition, from time to time, other committees may be established under the direction of our Board to facilitate the management of our business or when necessary to address specific issues.

The members of each of our committees will serve on such committees for such term or terms as the Board may determine or until their earlier removal, resignation, or death. At least annually, each committee must review its charter and recommend any proposed changes to the Board for approval. Each committee must conduct an annual evaluation of its performance of the duties described in the committee’s charter and must present the results of the evaluation to the Board.

Audit Committee

Our Audit Committee consists of Dave Lavigne and Steve Cominsky. Our Board has determined that all members of our Audit Committee are independent in accordance with the requirements of Rule 10A-3 of the Exchange Act and the NYSE American listing standards. Our Board has also determined that Mr. Lavigne is the “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. All members of our Audit Committee are financially literate, as determined by our Board, and can read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement.

Our Audit Committee is primarily responsible for overseeing our financial reporting and disclosure process. Among other matters, our Audit Committee has the following responsibilities:

●	selecting, retaining, compensating, overseeing, and determining the retention of an independent registered public accounting firm to audit the Company’s annual financial statements, books, records, accounts, and internal controls over financial reporting and any other registered public accounting firm engaged to prepare or issue an audit report or to perform other audit, review, or attest services for the Company;

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●	approving all audit engagement fees and terms and pre-approving all audit and permitted non-audit and tax services that the Company’s independent auditors or other registered public accounting firms may provide;

●	establishing policies and procedures for pre-approving permitted services to be completed by the Company’s independent auditors or other registered public accounting firms on an ongoing basis;

●	reviewing and discussing the results of a report prepared by the Company’s independent auditors concerning the accounting firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, peer review, or review by the Public Company Accounting Oversight Board (the “PCAOB”); and all relationships between the firm and the Company or any of its subsidiaries;

●	reviewing and discussing with the Company’s independent auditors and management the Company’s annual audited financial statements; the adequacy and effectiveness of the Company’s internal controls; and any other matters required to be discussed by the applicable requirements of the SEC the PCAOB;

●	evaluating the qualifications, performance, and independence of the Company’s independent auditors and assuring the regulator rotation of the lead audit partner;

●	reviewing and discussing with the Company’s independent auditors the responsibilities of the auditors under generally accepted auditing standards; the overall audit strategy; the scope and timing of the annual audit; any significant risks identified during the auditors’ risk-assessment procedures; and the results of the annual audit;

●	reviewing and discussing with the Company’s independent auditors all critical accounting policies and practices to be used in the audit; all alternative treatments of financial information within generally accepted accounting principles; and other material written communications between the auditors and management;

●	reviewing and discussing with the Company’s independent auditors and management any major issues regarding accounting principles and financial-statement presentation;

●	reviewing, approving, and overseeing any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) on an ongoing basis;

●	informing the Company’s independent auditors of the Company’s significant relationships and transactions with related parties and reviewing and discussing with the Company’s independent auditors the auditors’ evaluation of the Company’s identification of, accounting for, and disclosure of its related-party relationships and transactions;

●	recommending to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K and producing the Audit Committee report required to be included in the Company’s proxy statement;

●	setting the Company’s hiring policies for employees or former employees of the Company’s independent auditors that participated in any capacity in any Company audit;

●	establishing and overseeing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters;

●	monitoring the Company’s compliance with, investigating any alleged breach of, and enforcing the Company’s Code of Business Conduct and Ethics;

●	reviewing with the Company’s General Counsel and outside legal counsel any legal and regulatory matters that could impact the Company’s financial statements;

●	retaining and obtaining the advice and assistance of independent outside counsel and such other advisors as the Audit Committee deems necessary to fulfill its duties and responsibilities; and

●	reporting regularly to the Board on the Audit Committee’s discussion and actions, including any significant issues or concerns that arise at the Audit Committee meetings.

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Compensation Committee

Our Compensation Committee consists of Dave Lavigne and Matt Craddock. Our Board has determined that each member of our Compensation Committee is independent in accordance with the rules of the NYSE American and the Company’s independence guidelines. Our Compensation Committee carries out the responsibilities delegated by the Board relating to the review and determination of executive compensation. In addition to other matters, our Compensation Committee is responsible for:

●	reviewing and approving annually the corporate goals and objectives applicable to the compensation of the CEO; evaluating the CEO’s performance in light of those goals and objectives; and determining and approving the CEO’s compensation level based on the Compensation Committee’s evaluation;

●	reviewing and approving the compensation of all of the Company’s other executive officers;

●	reviewing, making recommendations to the Board regarding, and administering the Company’s incentive-compensation plans and equity-based plans, including designating the recipients, amounts, and terms and conditions applicable to the awards to be granted under each plan;

●	reviewing and discussing with management the Company’s Compensation Discussion and Analysis (“CD&A”); recommending that the CD&A be included in the Company’s Annual Report on Form 10-K and proxy statement; and producing the Compensation Committee report on executive-officer compensation required to be included in the Company’s Annual Report on Form 10-K and proxy statement (to the extent such disclosures are required under applicable SEC rules, which they are not currently, due to the Company’s status as an emerging growth company);

●	reviewing the Company’s incentive-compensation arrangements to assess whether they encourage excessive risk-taking and evaluating compensation policies and practices that could mitigate any such risk;

●	reviewing and discussing at least annually the relationship between compensation and risk-management policies and practices;

●	reviewing at least annually all director compensation and benefits for service on the Board and Board committees and recommending any changes to the Board as necessary;

●	selecting, retaining, and obtaining the advice of a compensation consultant, outside legal counsel, and any other advisors as deemed necessary by the Compensation Committee to assist with the Compensation Committee’s execution of its duties and responsibilities as set forth in its charter; and

●	reporting regularly to the Board regarding the Compensation Committee’s actions and making recommendations to the Board as appropriate.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Dave Lavigne, Steve Cominsky, and Matt Craddock. Our Board has determined that each member of our nominating and corporate governance committee is independent in accordance with the rules of the NYSE American. Our nominating and corporate governance committee functions to carry out the responsibilities delegated by the Board relating to the Company’s director-nominations process and the development and maintenance of the Company’s corporate-governance policies. Among other matters, the responsibilities of our nominating and corporate governance committee include:

●	identifying and screening individuals qualified to become members of the Board, consistent with Board-approved criteria;

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●	making recommendations to the Board concerning the selection and approval of director-nominees to be submitted to a shareholder vote at the annual meeting of shareholders, subject to the Board’s approval;

●	identifying and making recommendations to the Board regarding the selection and approval of candidates to fill any vacancy on the Board or any Board committee either by the shareholders’ election or the Board’s appointment;

●	developing and recommending to the Board for approval standards for determining whether a director has a relationship with the Company that would impair the director’s independence;

●	selecting, retaining, and obtaining the advice of a director-search firm, outside counsel, and any other advisors deemed necessary to assist with the nominating and corporate governance committee’s execution of its duties and responsibilities as set forth in its charter; and

●	reporting regularly to the Board regarding the nominating and corporate governance committee’s actions and making recommendations to the Board as appropriate.

Attendance at Board Meetings and Executive Sessions

During 2024, the Board held two meetings, the Audit Committee held one meeting, the Compensation Committee held one meeting, and the Nominating and Corporate Governance Committee held one meeting. To date in 2025, the Board has held one meeting. All of the directors attended at least 75% of the total number of Board meetings and, to the extent applicable, of the total number of meetings held by all Board committees on which such director served. The Board also took action on a number of occasions as needed without an in-person meeting in the form of unanimous written consents.

Annual Meeting Attendance

Although the Company does not have a formal policy regarding director attendance at annual shareholder meetings, directors are encouraged to attend annual meetings.

Code of Ethics and Business Conduct

The Board has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) applicable to our principal executive, financial, and accounting officers and all persons performing similar functions. In addition, our Board has adopted a charter for our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. You can access our Code of Conduct and our current committee charters on the Investor Relations section of our principal corporate website at https://investors.venu.live, or request a copy of any of the foregoing by writing to the following address: Venu Holding Corporation, Attention: Secretary, 1755 Telstar Drive, Suite 501, Colorado Springs, Colorado 80920. We will make any legally required disclosures regarding amendments to or waivers of provisions of our Code of Conduct or current committee charters on our website.

Insider Trading Policy

The Company has adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers, and employees. The Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the NYSE American listing standards applicable to the Company. A copy of the Company’s Insider Trading Policy is attached as Exhibit 19.1 to the Annual Report. Compliance with insider trading laws is also addressed in the Company’s Code of Conduct.

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Role of the Board in Risk Oversight

The Company faces a number of risks, including those described under the “Risk Factors” section in the Annual Report, including in the section entitled “Cautionary Note Regarding Forward-Looking Statements.” One of the key functions of our Board is informed oversight of our risk-management process. The Board does not have a standing risk-management committee but rather administers this oversight function directly through the Board as a whole, as well as through its standing committees. The committees of the Board assist our full Board in risk oversight by addressing specific matters within the purview of each committee.

In particular, our Board is responsible for monitoring and assessing strategic risk exposure. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our external audit function. Our Nominating and Corporate Governance Committee oversees our corporate governance framework and monitors the effectiveness of our corporate governance guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our full Board is regularly informed of such risks through committee reports and otherwise.

While the Board oversees our risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities enables us to address our risks most effectively.

PROPOSAL NO. 1 —

ELECTION OF DIRECTORS

Board Composition and Election

Our Articles of Incorporation and Bylaws provide for the business and affairs of the Company to be managed by our Board and authorize the Board to fix from time to time the number of directors serving on the Board, provided that the Board must have at least one director. Our Board currently consists of seven directors. Upon the recommendation of the Nominating and Corporate Governance Committee, each of the Company’s current directors is being nominated for re-election to the Board.

Directors are elected annually and hold office until their respective successors are duly elected and qualified. Each director nominee currently serves as a director of the Company. Unless otherwise specified in the enclosed form of proxy, it is the intention of the persons named in the proxy to vote the shares represented by the proxy FOR the election of the nominees set forth below. Although it is anticipated that each nominee will be available to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person as may be designated by the Board.

Each director on our Board will continue to serve until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, retirement, disqualification, or removal from the Board.

Board Nominations

The Board has established a Nominating and Corporate Governance Committee that operates pursuant to a charter adopted by the Board. The Nominating and Corporate Governance Committee recommended each of the current director nominees, which recommendations were subsequently confirmed by the Board of Directors.

Directors are not restricted to term limits, but the Board considers each director’s tenure, level of involvement on the Board, and other attributes and qualities to determine whether to approve a director as a nominee for re-election.

Procedures for Nominating Directors to the Board

Our Bylaws establish advance notice requirements that shareholders must meet to make any nominations for election to our Board or to submit other business to be acted upon at shareholder meetings. To be timely for purposes of an annual meeting of shareholders, a shareholder’s notice must be received by the Company’s secretary at the Company’s principal executive offices (i) not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the anniversary date of the immediately preceding annual meeting of shareholders (if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 70 days after the anniversary of the previous year’s annual meeting), or (ii) with respect to any other annual meeting of shareholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the tenth day following the date on which the Company first publicly announces the meeting date. To be timely for purposes of a special meeting of shareholders, a shareholder’s notice must be received not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the special meeting or the tenth day following the Company’s public announcement of the meeting date.

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The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders if provided with the following: (i) evidence, in accordance with Rule 14a-8 under the Exchange Act, of compliance with shareholder eligibility requirements; (ii) the written consent of the candidate(s) for nomination as a director and verification as to the accuracy of the biographical and other information submitted in support of the candidate; (iii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director; and (iv) all information regarding the candidate(s) and the submitting shareholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board. Any recommendations received from shareholders will be evaluated in the same manner that other potential nominees are evaluated. Any shareholder that wishes to present a director candidate for consideration should submit the information identified above pursuant to the procedures set forth above under “Communications with the Board of Directors.” With respect to the timing of shareholder nominations for the 2026 Annual Meeting, please see the discussion set forth below under “Shareholder Proposals For 2026 Annual Meeting.” The Company received no nominations of board candidates from any shareholders for this year’s Annual Meeting.

Director Nominee Information

Certain information concerning each director nominee as of September 3, 2025, is set forth below.

Director Nominee	Age	Director Since	Current Company Position(s)
JW Roth	62	April 2021	Chairman and Chief Executive Officer
Heather Atkinson	48	April 2021	Chief Financial Officer and Director
Steve Cominsky	55	April 2021	Director (1) (3)
Matt Craddock	54	March 2023	Director (2) (3)
David Lavigne	63	December 2023	Director (1) (2) (3)
Mitchell Roth	35	April 2021	Director
Thomas Finke	61	May 2025	Director

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee

The business experience, qualifications, attributes, and skills that led the Nominating and Corporate Governance Committee to nominate each director nominee are provided below.

Director Qualifications and Experience

In determining which director nominees to nominate for election to the Board, the Board considered an array of factors related to each nominee’s primary experience, qualifications, attributes, and skills. Among such factors, the Board evaluated each nominee’s professional standing in the nominee’s chosen field, experience in financial services or related industries, experience reviewing financial statements and financial matters, civic and community involvement, qualification for director independence, leadership and team-building skills, degree of collegiality and insightfulness, and stock ownership in the Company.

Director Biographical Information

The biographical information of each director nominee is included in this Proxy Statement under “Directors and Executive Officers – Biographical Information.”

Vote Required

If a quorum exists, directors are elected by a plurality of the votes cast at the Annual Meeting, meaning that the nominees receiving the highest number of votes “FOR” their election, up to the number of directors to be elected, will be elected. Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum but will not be counted as votes cast and, therefore, will have no effect on the outcome of the election of directors.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR ALL” OF THE NAMED DIRECTOR NOMINEES TO BE ELECTED TO THE BOARD OF DIRECTORS.

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PROPOSAL NO. 2 —

APPROVAL OF AN AMENDMENT TO THE VENU HOLDING CORPORATION Amended and Restated 2023 Omnibus Incentive Compensation Plan TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE WITH RESPECT TO AWARDS GRANTED UNDER THE PLAN FROM 2,500,000 SHARES OF COMMON STOCK TO 7,500,000 SHARES OF COMMON STOCK

Introduction

In October 2023, the Board and the Company’s shareholders adopted the Company’s 2023 Omnibus Incentive Compensation Plan (the “Plan”). In September 2024, the Board and the Company’s shareholders adopted an amendment to the Plan to set the number of shares of Common Stock reserved under the Plan to 2,500,000 shares. Then, in April 2025, the Board approved an amendment to the Plan to increase the number of shares of Common Stock reserved for issuance under the Plan by 5,000,000 shares, subject to the approval of shareholders (the “Plan Amendment”). By increasing the number of shares of Common Stock reserved for issuance under the Plan from 2,500,000 shares to 7,500,000 shares, the Company intends to provide sufficient capacity to continue administering the Plan and granting equity awards to its employees, directors, and consultants under the Plan.

Awards and grants under the Plan are referred to as “Awards,” and those eligible for Awards under the Plan are referred to as “Participants.” Participants include any employee, consultant, or director who is designated by the Board or a committee of the Board to receive one or more Awards under the Plan.

Shareholder Approval Requirement

Shareholder approval of the proposed Plan Amendment is necessary in order for the Company to meet the shareholder-approval requirements of the NYSE American (and to permit the Company to offer certain tax-advantaged Awards to eligible Participants). Should shareholder approval not be obtained, the Plan Amendment will not be implemented and the total number of shares reserved for issuance under the Plan will remain at 2,500,000 shares. The Plan will, however, continue to remain in full force and effect, and Awards may continue to be granted under the Plan to all eligible Participants, as in effect immediately prior to the Plan Amendment, until all the shares available for issuance under the Plan have been issued (however, as of September 3, 2025, there were no shares available under the Plan), or until the Plan terminates on its currently scheduled expiration date.

Purpose of the Plan and the Proposed Plan Amendment

The Plan was originally adopted by the Board and approved by the Company’s shareholders in October 2023. In August 2024, the Board adopted and the Company’s shareholders approved the amendment and restatement of the Plan for the purpose of increasing the number of shares of Common Stock reserved under the Plan.

The objectives of the Plan are to optimize the profitability and growth of the Company through annual and long-term incentives that are consistent with the Company’s goals and that link the personal interests of Participants to those of the Company’s shareholders, to provide Participants with an incentive for excellence in individual performance, and to promote teamwork among Participants. The Plan is further intended to provide flexibility to the Company and its Affiliates in their ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company’s success and to allow Participants to share in that success. The Plan is designed to provide us with flexibility to select from various equity-based and performance compensation methods and to address changing accounting and tax rules and corporate governance practices by optimally utilizing performance-based compensation. Increasing the number of shares reserved for issuance under the Plan by approving the Plan Amendment will enable the Company to maintain a competitive compensation program that motivates Participants and aligns their interests with those of the Company and its shareholders.

As of September 3, 2025, there were a total of 2,500,000 options outstanding that were granted pursuant to the Plan. As such, on that date, there were no shares available for issuance under the Plan, which limits the Company’s ability to grant future Awards to eligible recipients. If the proposed Plan Amendment is approved, there would be a total of 5,000,00 shares available for issuance under the Plan.

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The Company has and expects to continue to experience growth in personnel as the Company progresses its business. If the Company’s shareholders do not approve the Plan Amendment, the Board believes the Company will be unable to successfully use equity as part of its compensation program, as most of the Company’s industry competitors do, putting the Company at a significant disadvantage. Therefore, the Board believes that approval of the Plan Amendment is in the best interests of the Company and its shareholders. If the Plan Amendment is not approved, we will consider other means of compensating our officers, directors, and key personnel.

The Plan Amendment would serve only to increase the number of shares of Common Stock reserved under the Plan. It would not amend any other terms of the Plan as they are currently in effect.

Principal Features of the Plan

The material terms and provisions of the Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the Plan and is qualified in its entirety by reference to the complete text of the previously filed Plan. Shareholders are urged to read the actual text of the Plan in its entirety. A copy of the Plan is attached as Exhibit 10.1 to the Company’s Annual Report.

Shares Available for Issuance.

As of September 3, 2025, no shares of Common Stock were available for new grants under the Plan, and there were 2,500,000 shares of Common Stock underlying outstanding Awards under the Plan. The proposed Plan Amendment would increase the number of shares of Common Stock reserved for issuance with respect to Awards granted under the Plan from 2,500,000 shares of Common Stock to 7,500,000 shares of Common Stock.

The Plan also prohibits the recycling of shares tendered in payment of a stock option exercise price, or, delivered or withheld to satisfy tax-withholding obligations, or covered by a stock-settled stock appreciation right or stock option that was not issued upon the settlement of the Award. These shares will not again be available for issuance under the Plan.

Administration and Eligibility.

The Plan is administered by the Compensation Committee of the Board (the “Committee”). The Committee has the authority to delegate administrative duties to officers of the Company with respect to the Plan.

The Board may establish procedures such that Awards to “covered employees and officers” will comply with the exemption requirements of Rule 16b-3 under the Exchange Act, in which case the Awards will be determined and made by a subcommittee consisting solely of two or more “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act.

The Committee has the full power and authority to: select Participants for the Plan; determine the sizes and types of Awards; determine the terms and conditions, including vesting criteria, of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; reconcile any inconsistency in, correct any defect in, and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; amend the terms and conditions of any outstanding Award as provided in the Plan; and make all other determinations and exercise its discretion as it deems necessary or advisable for the administration of the Plan. As permitted by law and the terms of the Plan, the Committee may delegate its authority under the Plan. The Committee’s discretionary determination will be final, binding, and conclusive on all parties. Members of the Committee are appointed by and serve at the pleasure of the Board and may be removed by the Board at its discretion.

The Company has agreed to indemnify and hold harmless each person who is or was a member of the Committee or the Board against and from: (i) any loss, cost, liability, or expense that may result from any claim, action, suit, or proceeding to which such person may be a party, or in which such person may be involved, by reason of any action taken or failure to act under the Plan; and (ii) all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person, in satisfaction of judgment in any such action, suit, or proceeding against such person, provided such person shall give us an opportunity, at our own expense, to handle and defend the action, suit, or proceeding before such person undertakes to handle and defend it on such person’s own behalf.

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Types of Awards.

The Plan permits awards of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, and performance awards.

Stock Options.

A stock option is the right to purchase a specified number of shares of our Common Stock in the future at a specified exercise price and subject to other terms and conditions specified in the option agreement and the Plan. Stock options granted under the Plan will be either “incentive stock options,” which are intended to receive special tax treatment under the Internal Revenue Code (the “Code”), or options other than incentive stock options (referred to as “non-qualified stock options”), as determined by the Committee and stated in the applicable option agreement. The exercise price of any stock option must be at least equal to the fair market value of the Common Stock on the date of the grant. The exercise price of any incentive stock option granted to shareholders who own greater than 10% of our voting stock must be at least equal to 110% of the fair market value of the Common Stock on the date of the grant. At the time of grant, the Committee, in its sole discretion, will determine when stock options are exercisable and when they expire, provided the term cannot exceed ten years (five years for incentive stock options granted to shareholders who own greater than 10% of our voting stock). Each stock option shall be evidenced by a stock option agreement that shall state whether it is an incentive stock option or a non-qualified stock option, the option exercise price, the duration of the stock option, the number of shares of Common Stock to which the stock option pertains, the vesting schedule of the stock option, and such other terms and conditions as may be determined from time to time by the Committee. For purposes of the Plan, “fair market value” means the closing sale price for the primary trading session in the principal U.S. market for the Company’s Common Stock on the first trading day immediately prior to the date of grant.

The purchase price for any shares purchased pursuant to exercise of a stock option granted under the Plan must be paid in full upon exercise of the stock option either in cash, or, in the discretion of the Committee and upon such terms and conditions as it may approve (in the case of incentive stock options, such determination shall be made at the time of grant), the exercise price may be paid: (i) by transferring to the Company shares of previously acquired Common Stock, at their fair market value on the date of delivery; (ii) through a “cashless” exercise program established with a broker; (iii) with respect to non-qualified stock option only, by a reduction in the number of shares of Common Stock otherwise deliverable upon exercise of the non-qualified stock option; (iv) by a combination of these methods; or (v) in such other manner as the Committee may determine. No fractional shares of Common Stock may be tendered or will be accepted in payment of the purchase price upon exercise. The foregoing alternatives are, however, subject to any applicable limitations on loans to officers and to applicable “insiders” and other trading rules and regulations of the SEC.

No incentive stock option may be granted to an optionee, which, when combined with all other incentive stock options becoming exercisable in any calendar year that are held by that optionee, would have an aggregate fair market value in excess of $100,000 (or such other limit as then in effect under the Code), as determined at the time of grant. In the event an optionee is awarded $100,000 in incentive stock options which all vest in the same calendar year, any incentive stock options in excess of $100,000 which vest during the same year will be treated as non-qualified stock options.

Non-qualified stock options may, in the sole discretion of the Committee, be transferable to a permitted transferee, upon written approval of the Committee to the extent provided in the Award agreement. If the Award agreement so provides, then non-qualified stock options are generally transferable to family members by gift or by will or the laws of descent and distribution.

Stock options granted under the Plan are exercisable at such times and shall be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants.

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Stock Appreciation Rights.

Stock appreciation rights (“SARs”) are subject to the terms and conditions set by the Committee and may be granted on a stand-alone basis (a “Freestanding SAR”) or in tandem with stock options granted under the Plan (a “Tandem SAR”). A SAR granted under the Plan entitles its holder to receive, at the time of exercise, an amount per SAR equal to the excess of the fair market value at the date of exercise of a share of our Common Stock over a specified exercise price fixed by the Committee. Payment may be made in cash, shares of Common Stock, or in any combination of the two, as determined by the Committee.

The exercise price of a Freestanding SAR shall not be less than 100% of the fair market value of one share of Common Stock on the date of grant. A Tandem SAR will have the same exercise price, is transferable upon the same terms and conditions, and is exercisable only to the same extent as the related stock option. Upon the exercise of a Tandem SAR, the number of shares of Common Stock for which any related stock option is exercisable will be reduced by the number of shares for which the Tandem SAR has been exercised.

Restricted Stock.

Restricted stock consists of shares of Common Stock that are transferred or sold to a Participant but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the Participant. The Committee determines the eligible Participants to whom, and the time or times at which, grants of restricted stock will be made, the number of shares of Common Stock to be granted, the price to be paid, if any, the time or times within which the shares of Common Stock covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the Awards. Restrictions or conditions could include but are not limited to the attainment of performance goals, continuous service with the Company, the passage of time, or other restrictions or conditions determined by the Committee. Unless otherwise provided in the Award agreement, Participants granted restricted stock generally have the rights and privileges of a shareholder, including the right to vote and receive dividends on the restricted stock. In the event a restricted stock Participant is entitled to receive dividends on the restricted stock, the right to such dividends will be subject to the same restrictions applicable to the restricted stock and such dividends will be distributed only upon the release of the restrictions on the applicable restricted stock to which the dividends relate.

Restricted Stock Units.

Restricted stock units (“RSUs”) are hypothetical Common Stock units that have a value equal to the fair market value of an identical number of shares of our Common Stock and entitle the Participant to payment in cash or shares of Common Stock upon the expiration of the restricted period. The Committee determines the eligible Participants to whom, and the time or times at which, grants of RSUs will be made, the number of RSUs to be granted, the time or times at which the restrictions will terminate, the time or times at which settlement or payment of the RSUs will be made, and all other terms and conditions of an RSU Award. A Participant has no voting rights with respect to RSUs. RSUs awarded to Participants are subject to forfeiture until the expiration of the restricted period including satisfaction of any applicable performance goals during such period.

Restrictions or conditions could include but are not limited to the attainment of performance goals, continuous service with the Company, the passage of time, or other restrictions or conditions determined by the Committee. Upon the expiration of the restricted period, upon the payment date specified in the RSU Award agreement, we will deliver to the Participant, or the Participant’s beneficiary, without charge, one share of Common Stock for each outstanding vested RSU and cash or, at the discretion of the Committee, shares of Common Stock having a fair market value equal to any dividend equivalents credited on the RSUs, if any; provided, however, that, if explicitly provided in the applicable RSU Award agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for vested RSUs.

Performance Awards.

The Committee has the authority, at the time of grant of any Award described in the Plan, to designate such Award as a performance Award based on the Participant’s right to such Award, including the grant, vesting, or settlement of the Award being based on performance criteria and/or goals determined by the Committee. The performance goals may consist of one or more business or other criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee. The Committee may determine that performance Awards will be granted and/or settled upon the achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, vesting, and/or settlement of a performance Award. Performance goals may be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries, or business segments, as applicable, and may differ for performance Awards granted to any one Participant or to different Participants. All determinations by the Committee as to the establishment of performance goals, the amount of any potential individual performance Awards, and the achievement of performance goals relating to performance Awards will be made in writing.

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Deferral of Awards.

Subject to the requirements of Section 409A of the Code, the Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the lapse or waiver of restrictions with respect to restricted stock, payment of a Stock Award, or the satisfaction of any requirements or goals with respect to RSUs, performance units or shares, and cash-based Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals provided that such rules must comply with the requirements of Section 409A of the Code.

Effect of Certain Events on Awards.

In the event of any material change in the outstanding shares of Common Stock by reason of any stock dividend or split, combination or exchange of shares, recapitalization, or other change in our capital structure, the Committee shall make an appropriate adjustment in the number and class of shares of Common Stock that may be delivered under the Plan, and in the number, class o, and/or price of shares of Common Stock subject to outstanding Awards granted under the Plan, as may be determined to be equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

In the event of a change in control of the Company (a “Change in Control”), the treatment of non-cash-based Awards will be specified in the applicable Award agreement. Unless otherwise specified by the Committee in the applicable Award agreement, non-cash-based Awards will fully vest upon a Change in Control if: (i) the Awards are not continued or assumed (e.g., the Awards are not equitably converted or substituted for awards of a successor entity) in connection with the Change in Control; or (ii) the Participant has a qualifying termination of his or her service relationship (as defined in the Award agreement) within two years following the date of the Change in Control.

In the event that non-Cash-Based Awards to Participant are not so continued or assumed in connection with the Change in Control or in the event of a qualifying termination of his or her service relationship (as defined in the Award Agreement) within two years following the date of the Change in Control, then upon such Change in Control or such qualifying termination (as the case may be): (i) any and all options and SARs granted under the Plan will become fully exercisable during their remaining term; (ii) any restriction periods and restrictions imposed on restricted stock that are not performance-based will lapse; and (iii) the target payout opportunities attainable under all outstanding Awards of performance-based restricted stock, performance units, and performance shares will be deemed to have been fully earned for the entire performance period as of the effective date of the Change in Control or such qualifying termination. The vesting of all such Awards denominated in shares of Common Stock shall be accelerated as of the effective date of the Change in Control or such qualifying termination and shall be paid out to the Participants within 30 days following the effective date of the Change in Control or such qualifying termination based upon an assumed achievement of all relevant target performance goals (such payment shall be in full satisfaction of the Award). Such Awards denominated in cash shall be paid to the Participants in cash within 30 days following the effective date of the Change in Control or such qualifying termination based on an assumed achievement of all relevant target performance goals (such payment shall be in full satisfaction of the Award). RSUs shall be fully vested as of the effective date of the Change in Control or such qualifying termination, and the full value of such an Award shall be paid out to the Participants within 30 days following the effective date of the Change in Control or such qualifying termination. Notwithstanding the foregoing, in the event that the Award is not so continued or assumed in connection with a Change in Control, the payment of an Award under Section 409A will only be accelerated if the Change in Control also constitutes a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A and will not result in additional taxes under Section 409A.

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In the event of Change in Control, unless otherwise provided by the Committee in the Award agreement or resolutions adopted by the Committee, cash-based Awards will fully vest if: (i) the Awards are not continued or assumed (e.g., the Awards are not equitably converted or substituted for awards of a successor entity) in connection with the Change in Control; or (ii) the Participant has a qualifying termination of his or her service relationship (as defined in the Award Agreement) within two years following the date of the Change in Control. In the event that the cash-based Awards granted to Participants are not so continued or assumed or in the event of a qualifying termination of the service relationship (as defined in the Award Agreement) within two years following the date of the Change in Control, the vesting of all outstanding cash-based Awards shall be accelerated as of the date of such event (and, in the case of performance-based cash-based Awards, based on an assumed achievement of all relevant target performance goals), and all cash-based Awards shall be paid to Participants in cash within 30 days following the effective date of such event (such payment shall be in full satisfaction of the Award). Notwithstanding the foregoing, in the event that the cash-based Award is not so continued or assumed in connection with a Change in Control, the payment of a cash-based Section 409A Award will only be accelerated if the Change in Control also constitutes a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A and will not result in additional taxes under Section 409A.

In the event of a Change in Control, in the case of any option or SAR with an option price that equals or exceeds the price paid for a share in connection with the Change in Control, the Committee may cancel the option or SAR without the payment of consideration therefor.

For purposes of the Plan, a Change in Control generally occurs when: (i) subject to certain exceptions, any individual, entity, or group acquires beneficial ownership of 50% or more of the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors; (ii) at any time during a period of 24 consecutive months, the directors who constituted the Board on the effective date of the Plan cease for any reason to constitute a majority of the Board; (iii) a reorganization, merger, statutory share exchange, or similar corporate transaction involving the Company that requires approval of the Company’s shareholders occurs, unless following the transaction, (1) more than 50% of the voting power of the surviving company, or, if applicable, a sufficient number of voting securities eligible to elect a majority of the board of directors of the parent entity of the surviving entity, in either case, is held by the same holders, in substantially the same proportion, of the voting securities as immediately prior to the transaction, (2) no person holds 50% or more of the voting power of the outstanding securities eligible to elect members of the board of directors of the parent or surviving entity, and (3) at least a majority of the members of the board of directors of the parent or surviving company are the same as those prior to the corporate transaction; or (iv) one person, or more than one person acting as a group, acquires or has acquired all or substantially all of the assets of the Company and its subsidiaries in one or a series of transactions. A Change in Control does not include a transaction solely undertaken to change the jurisdiction of the Company’s incorporation.

Amendment and Termination.

The Board may amend, alter, suspend, or terminate the Plan provided that no such amendment or termination of the Plan or amendment of outstanding Awards may materially impair the previously accrued rights of any recipient of an Award under the Plan without his or her written consent. The Board is required, however, to obtain approval of the shareholders of any amendment of the Plan that is required by law, rule, or regulation, as determined by the Company.

The Plan will terminate on the 10-year anniversary of the effective date of the Plan, which is August 26, 2024, unless the Plan is terminated earlier by our Board or due to delivery of all shares of Common Stock reserved for issuance under the Plan. No Awards may be granted under the Plan once it terminates; any Awards outstanding when the Plan terminates, however, will remain outstanding until such Awards vest, are exercised, terminate, or expire.

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U.S. Federal Income Tax Consequences.

The federal income tax consequences to the Company and to its eligible employees or directors of various Awards under the Plan are complex and subject to change. The following discussion is only a summary of some of the general rules applicable to the Plan, based on federal income tax laws in effect on the date of this Proxy Statement, and is intended solely for the general information of the shareholders considering how to vote with respect to this proposal and not as tax guidance to Participants in the Plan. This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular Participant based upon his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code § 409(A)), or other tax laws other than federal income tax law.

The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties.

Because individual circumstances may vary, we strongly advise all Participants to consult with their tax advisors concerning the tax implications and treatment of Awards granted under the Plan.

This summary assumes that all Awards will be exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. If an Award fails to comply with Section 409A of the Code, the Award may be subject to immediate taxation, interest, and tax penalties in the year the Award vests or is granted.

Stock Options.

The grant of stock options under the Plan will not result in taxable income to the grantee of the option or an income tax deduction for the Company. The transfer of Common Stock to an option holder upon exercise of his or her options may or may not, however, give rise to taxable income to the option holder and tax deductions for the Company, depending upon whether the options are “incentive stock options” or “non-qualified stock options.”

Upon the exercise of a non-qualified stock option by an option holder, such holder will recognize taxable compensation income (which is subject to tax at ordinary rates), and the Company will recognize a corresponding deduction for compensation paid, equal to the difference, if any, between the fair market value of the shares of Common Stock acquired by exercising the option, minus the aggregate exercise price paid. Any appreciation or depreciation in the fair market value of those shares after the date of such exercise will generally result in a capital gain or loss to the holder at the time he or she disposes of those shares. Such capital gain or loss would be long-term if the holder holds those shares for more than a year after the date of exercising the option.

In general, the exercise of an incentive stock option is exempt from income tax (although not from the alternative minimum tax) and does not result in a tax deduction for the Company if the holder has been an employee of ours at all times beginning with the option grant date and ending three months before the date the holder exercises the option (or twelve months in the case of termination of employment due to death or disability). If the holder has not been so employed during that time, the holder will be taxed as described above for nonqualified stock options. If the option holder disposes of the shares purchased more than two years after the incentive stock option was granted and more than one year after the option was exercised, then the option holder will recognize gain or loss upon disposition of those shares as long-term capital gain or loss. If, however, the option holder disposes of the shares prior to satisfying these holding periods (known as “disqualifying dispositions”), the option holder will be obligated to report as taxable ordinary income for the year in which that disposition occurs the lesser of (1) the fair market value of the shares at the date of exercise minus the exercise price, or (2) the amount realized upon the disposition of the shares minus the exercise price. The Company would be entitled to a tax deduction equal to that amount of ordinary income reported by the option holder. Any additional gain realized by the option holder on the disqualifying disposition of the shares would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the option holder. Such capital gain or loss would be long-term if the holder holds those shares for more than a year after the date of exercising the option.

SARs and RSUs.

The granting of SARs and RSUs does not result in taxable income to the recipient or a tax deduction for the Company. Upon exercise of an SAR or the settlement of an RSU, the amount of any cash the Participant receives and the fair market value of any Common Stock received are taxable to the Participant as ordinary income and such amount will be deductible by the Company.

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Restricted Stock.

Unless an election is made by the recipient under Section 83(b) of the Code, a Participant will not recognize any taxable income upon the Award of shares of restricted stock that are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted stock, if any, will be taxable as compensation income to the Participant. Generally, the Participant will recognize taxable ordinary income at the first time the shares of restricted Common Stock become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares when the restrictions lapse, less any amount paid with respect to the Award of restricted stock. The recipient’s tax basis will be equal to the sum of the amount of ordinary income recognized upon the lapse of restrictions and any amount paid for such restricted stock. The recipient’s holding period will commence on the date on which the restrictions lapse.

As indicated above, a Participant may elect, under Section 83(b) of the Code, to recognize taxable ordinary income upon the Award date of restricted stock (rather than being taxed as described above) based on the fair market value of the shares of Common Stock subject to the Award on the date of the Award. If a Participant makes that election, any dividends paid with respect to that restricted stock will not be treated as compensation income, but rather as dividend income, and the Participant will not recognize additional taxable income when the restrictions applicable to his or her restricted stock Award lapse. Assuming compliance with the applicable tax withholding and reporting requirements, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by a Participant in connection with his or her restricted stock Award in the taxable year in which that Participant recognizes that ordinary income.

Performance Awards.

The granting of performance Awards (whether payable in shares or cash) generally should not result in the recognition of taxable income by the recipient or a tax deduction by the Company. The payment or settlement of these Awards should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid or the then-current fair market value of the shares of Common Stock received, and a corresponding tax deduction by the Company. If the shares covered by the Award are not transferable and are subject to a substantial risk of forfeiture, the tax consequences to the Participant and the Company will be similar to the tax consequences of restricted stock Awards described above. If the Award consists of unrestricted shares of Common Stock, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the Award, and the Company will be entitled to a corresponding tax deduction.

New Plan Benefits

No determination has been made with respect to the grant of any Awards of the additional shares of Common Stock available for issuance under the Plan upon the adoption of the Plan Amendment. In addition, the benefits or amounts that would have been received by Participants in the last completed fiscal year, if the Plan Amendment had been in effect, are not determinable.

Plan Benefits Under the Plan

As of September 3, 2025, each of the Company’s named executive officers and the other groups identified below had been granted the following Awards under the Plan. Prior to the Company’s Common Stock being listed on the NYSE American, the Company granted to certain of its officers, directors, and personnel compensatory warrants outside of the Plan, and any such awards are not referenced in the table below.

Name	Number of Stock Options	Number of Shares of Restricted Stock
JW Roth (1)	1,250,000	-
Heather Atkinson	-	-
William Hodgson	-	-
All Executive Officers as a Group (3 persons)	1,250,000	-
All Non-Employee Directors as a Group (5 persons)(2)	250,000	-
All Non-Executive Employees as a Group	279,000	-

(1)	Mr. Roth was granted an option in January 2024.

(2)	In May 2025, the Company granted a new director a stock option. That option is subject to, and contingent upon, the Plan Amendment being adopted and approved.

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Vote Required

The approval of Proposal No. 2 requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal.

Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum but will not be counted as votes cast and, therefore, will have no effect on the outcome of Proposal No. 2.

If you hold your shares of Common Stock in “street name,” your bank, broker, or other nominee will vote your shares only if you provide voting instructions. Because Proposal No. 2 is a non-routine matter, brokers, banks, or other nominees do not have discretionary authority to vote uninstructed shares on this proposal. Accordingly, if you do not provide instructions, your shares will not be voted on Proposal No. 2 and will be treated as broker non-votes, which will not be taken into account in determining the outcome of this proposal.

Board Recommendation

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO INCREASE THE NUMBER OF SHARES RESERVED UNDER THE COMPANY’S 2023 Omnibus Incentive Compensation Plan.

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PROPOSAL  NO. 3 —

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee appoints and determines whether to re-engage the Company’s independent registered public accounting firm based on its qualifications, performance, and independence. When evaluating the Company’s independent registered public accounting firm, the Audit Committee considers the quality, proficiency, and cost-effectiveness of the firm’s services, the industry knowledge, experience in auditing public company financials, performance, and responsiveness of the lead audit partner and the audit team assigned to the Company’s account, and the firm’s overall reputation and knowledge of the Company’s operations.

Grassi & Co., CPAs, P.C. (“Grassi”) has been the Company’s independent registered public accounting firm since it was first engaged by the Company in late 2022 to audit the Company’s consolidated financial statements for the 2022 fiscal year. Grassi has been retained by the Audit Committee to audit the Company’s consolidated financial statements for each subsequent fiscal year.

After considering the factors listed above, among others, the Audit Committee has re-appointed Grassi to serve as the Company’s independent registered public accounting firm for the 2026 fiscal year. Representatives of Grassi are not expected to be present in person at the Annual Meeting but are expected to be available by teleconference.

Audit, Audit-Related, and All Other Fees

Audit services rendered by Grassi for the fiscal year ended December 31, 2024, included the annual audit of the Company’s consolidated financial statements, which are included in reports to shareholders and the SEC, and consultation on accounting and related matters and services performed in connection with other regulatory filings.

The table below shows the aggregate fees billed for professional services for the audits and audit-related fees of the Company’s annual financial statements included in its Annual Report on Form 10-K for the years ended December 31, 2024 and 2023, respectively, by Grassi.

	For the Year Ended December 31,
	2024	2023
Audit Fees(1)	$462,375	$256,875
Audit-Related Fees(2)	143,156	0
Tax Fees(3)	0	0
All Other Fees(4)	0	0
Total Fees(5)	605,531	256,875

(1)	“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of the Company’s consolidated financial statements and review of interim condensed consolidated financial statements included in the Company’s quarterly reports and services normally provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit-Related Fees” consist of fees generally related to accounting advice, review of SEC comment letters, and other compliance issues.
(3)	“Tax Fees” consist of fees related to tax compliance, tax preparation, and other tax services.
(4)	“All Other Fees” consist of fees for all other services other than those reported above.

Pre-Approval Policies and Procedures of the Audit Committee

The charter of the Audit Committee requires the Audit Committee to pre-approve all audit and permitted non-audit and tax services that may be provided by the Company’s independent registered public accounting firm and permits the Audit Committee to establish policies and procedures for the Audit Committee’s pre-approval of permitted services by the Company’s independent registered public accounting firm on an on-going basis.

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The Audit Committee pre-approves all audit and permissible non-audit services performed by the Company’s independent registered public accounting firm in order to assure that the provision of such services and related fees do not impair the independent registered public accounting firm’s independence. The independent registered public accounting firm must provide the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the applicable calendar year and the proposed fees for such audit services. If agreed to by the Audit Committee, the engagement letter will be formally accepted by the Audit Committee as evidenced by the execution of the engagement letter by the Chair of the Audit Committee. The Audit Committee approves, if necessary, any changes in terms, conditions, and fees resulting from changes in audit scope, Company structure, or other matters. The Audit Committee may grant pre-approval for those permissible non-audit services that it believes are services that would not impair the independence of the independent registered public accounting firm. The Audit Committee may not grant approval for any services categorized as “Prohibited Non-Audit Services” by the SEC. Certain non-audit services have been pre-approved by the Audit Committee, and all other non-audit services must be

All of Grassi’s services and fees in fiscal years 2023 and 2024 were pre-approved by the Audit Committee in accordance with its pre-approval policy.

Audit Committee Report

The Audit Committee is responsible for providing objective and independent oversight of the Company’s accounting functions and internal controls and is primarily responsible for overseeing the Company’s financial reporting and disclosure process. A brief description of the Audit Committee’s principal functions is provided in this Proxy Statement under the discussion of “Board Committees – Audit Committee.” A copy of the Board-approved charter of the Audit Committee is available on the Investor Relations section of the Company’s website at https://investors.venu.live and can be accessed through the “Governance Documents” hyperlink under the “Governance” tab.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2024, with the Company’s management. The Audit Committee has discussed with the Company’s independent registered public accounting firm, Grassi & Co., CPAs, P.C., the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the PCAOB. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable PCAOB requirements regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.

The Board of Directors has determined that the members of the Audit Committee are “independent” as defined in the applicable NYSE American rules. Moreover, the Board has determined that Dave Lavigne is an “audit committee financial expert” within the meaning of the SEC rules.

Based on the review and discussions with management and the Company’s independent auditor referenced above, the Audit Committee has recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC.

This report by the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Submitted by the Audit Committee of the Board of Directors:

Mr. Dave Lavigne

Mr. Steve Cominsky

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Vote Required

The ratification of the appointment of Grassi & Co., CPAs, P.C. as the Company’s independent registered public accounting firm requires that the votes cast “FOR” this Proposal No. 3 exceed the votes cast “AGAINST” this Proposal No. 3.

Abstentions will be counted as present for purposes of establishing a quorum but will not be counted as votes cast and, therefore, will have no effect on the outcome of this proposal. If your shares are held in “street name” and you do not provide instructions with respect to this proposal, your bank, broker, or other nominee will have discretionary authority to vote uninstructed shares on this proposal.

The ratification of the appointment of the Company’s independent auditor is not a matter that is required to be submitted to a vote of shareholders, but, as a matter of good corporate governance, the Board considers it appropriate for the shareholders to express whether they ratify the appointment. If shareholder ratification is not obtained, the Board would consider an alternative appointment for the succeeding fiscal year.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” RATIFYING THE APPOINTMENT OF Grassi & Co., CPAs, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

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DIRECTORS AND EXECUTIVE OFFICERS

The following is a list of the Company’s directors and executive officers as of September 3, 2025. As set forth in Proposal No. 1, each of the Company’s current directors has been nominated for re-election to the Board and will be submitted to the vote of the Company’s shareholders at the Annual Meeting.

Name	Age	Position(s)
JW Roth	62	Chairman and Chief Executive Officer
William Hodgson	50	President
Heather Atkinson	48	Chief Financial Officer and Director
Steve Cominsky	55	Director
Matt Craddock	54	Director
David Lavigne	63	Director
Mitchell Roth	35	Director
Thomas Finke	61	Director

Biographical Information

Executive Officers

JW Roth, a fifth-generation Colorado native, is the founder, Chairman, and Chief Executive Officer of Venu. Mr. Roth has been with the Company since its inception in May 2021 in his current role of founder and CEO. Mr. Roth became Chairman of the Company’s Board of Directors upon the Board’s inception on April 5, 2021. Mr. Roth is also the co-founder and Chairman of Roth Industries, LLC, an 85-ton-per-week prepared foods plant located in Colorado Springs, Colorado. Additionally, Mr. Roth is the sole manager and 50% shareholder of Centennial Standard Real Estate Company, LLC and co-manager of Touch 4 Partners, LLC, a venture capital investment fund. With more than 30 years of private and public company experience, Mr. Roth has been actively involved in helping take several companies public, including Aspen Bio, Inc. and Where Food Comes From Inc. Mr. Roth has been featured in such publications as The Wall Street Journal, Fortune Magazine, Venues Now, The New York Times, and more than 50 business journals throughout the United States. He has made multiple appearances on CNBC and Bloomberg Television and was named on the VenuesNow 2022 All-Stars list.

William Hodgson is the President of Venu, a position he has held since October 2024. Mr. Hodgson has extensive experience in the live music industry, spanning over 20 years. Prior to joining Venu, Mr. Hodgson worked at Live Nation Entertainment, Inc. (NYSE: LYV), a leading entertainment company, where he held various positions over more than 13 years, including as General Manager of venues in three states from August 2011 through February 2018, Regional General Manager of the West from February 2018 through May 2021, overseeing all of Live Nation’s House of Blues operations for the western region of the United States, and most recently as the Head of House of Blues Entertainment from May 2021 through October 2024, where he was responsible for the vision, brand direction, strategic growth, and overall operations of Live Nation’s House of Blues and Brooklyn Bowl divisions. Mr. Hodgson received a Bachelor of Arts in Economics from Wake Forest University, which he applied to various roles in investment banking, finance, and operations prior to entering the concert and hospitality industry.

Heather Atkinson has been the Chief Financial Officer, Secretary, and Treasurer of Venu since its inception in March 2017. She began serving as a director of Venu in April 2021. She also currently serves as a director and Treasurer of Roth Industries, LLC. In addition to Mrs. Atkinson’s role with Venu and Roth Industries, she serves as the Treasurer to Hospitality Income & Asset, LLC and 13141 BP, LLC, which own real property and lease that property to certain of subsidiaries of Venu’s. Prior to joining Venu and Roth Industries, LLC Mrs. Atkinson served as the Controller, Secretary, and Treasurer of Accredited Members Acquisition Corporation (previously quoted under the symbol ACCM on the OTCBB) and its predecessor, Accredited Members Holding Corporation. Mrs. Atkinson has over 25 years of accounting, finance, and financial reporting experience in both public and private companies including consolidations, shareholder relations, SEC reporting, internal and external financial statement reporting, budgeting, cash forecasting, mergers and acquisitions, and restructuring and international accounting while working closely with outside audit and legal firms. She is a licensed CPA and holds a Bachelor of Science degree in Accounting from Evangel University.

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Non-Employee Directors

Mitchell Roth has served as a director of Venu since April 2021. In addition, he has also worked for Venu in a part-time capacity as Strategy Consultant since April 2022. Mr. Roth has been affiliated with Roth Industries, LLC since 2015, and currently serves as its President and CEO. Roth Industries is a leading consumer packaged goods company, specializing in prepared foods, based in Colorado Springs, Colorado with distribution in more than 8,000 retail supermarkets nationwide, including Costco, Walmart, Kroger, and others. Mr. Roth is also a 50% owner of Centennial Standard Real Estate Company, LLC, a real estate development and investment company. Prior to his tenure with Roth Industries Mr. Roth worked in an operational and advisory capacity within various companies owned or invested in by the Roth family. From May 2013 until January 2014, Mr. Roth worked at the investment-banking firm Laidlaw and Company, Ltd. in New York City. Mr. Roth received a Bachelor of Science degree in Business Finance and Economics from Liberty University in Lynchburg, VA.

Steve Cominsky has served as director of Venu since April 2021. Mr. Cominsky has over 30 years of experience in food, beverage, and hospitality operations and management. Mr. Cominsky founded CC Management & Development Corp LLC (“CC Management”) in 2013 and has worked with CC Management since its inception. CC Management is a boutique consulting and development firm that focuses on the restaurant and bar industry, and provides a range of services related to operations and strategic planning, and the company has worked with multiple existing and startup concepts in the greater Denver market on matters such as concept vision and development, re-branding, and operations oversight. Mr. Cominsky is also currently involved in the oversight and operations of the Social Bar & Lounge an upscale bar and cocktail lounge located in suburban Denver, and which he founded in 2018. Mr. Cominsky has a Bachelor of Arts in Economics from Bloomsburg University of Pennsylvania.

Matt Craddock has served as a director of Venu since March 2023. He currently serves as the CEO of Craddock Commercial Real Estate, LLC and as the President of Craddock Development Company, Inc., a full-service real estate company founded by his father. In those roles, Mr. Craddock directs and manages a portfolio of $125 million in real estate assets in Colorado and New Mexico on behalf of the family and their strategic partners. Mr. Craddock has served on a number of local, non-profit boards, including Junior Achievement, The Boy’s and Girl’s Club, and Discover Goodwill. Mr. Craddock has over 28 years of experience in commercial real estate finance, development, and operations. He is a licensed Broker in the State of Colorado and carries an EMS and CCIM designation. He holds a Bachelor of Arts degree in Humanities from Pepperdine University.

Dave Lavigne has served as a director of Venu since December 2023. Mr. Lavigne spent the first 17 years of his career in the financial and investment industry primarily employed by small regional sell-side broker dealers/investment bankers. During that period, Mr. Lavigne acted in various capacities, including National Sales, Chief Executive Officer, and Head of Research roles, and he held a variety of securities licenses and certifications. In 2001, Mr. Lavigne left the sell-side to set up an independent subscription-based microcap research firm called Edgewater Research where he served as the lead analyst until 2010. Since that time, he has provided research in a similar format under two subsequent labels, including his current company Trickle Research which he founded in 2016, and has served as the firm’s senior analyst since its inception. Over his career, Mr. Lavigne has evaluated hundreds of small public and private enterprises across dozens of industries and has provided extensive individual fundamental research and associated valuation models on well over 100 of those names. In addition, he has published financial newsletters covering both microeconomic and macroeconomic issues. In conjunction with his research platforms, Mr. Lavigne has also conducted dozens of research conferences across the country focusing primarily on microcap issuers and the capital markets. He is currently a research contributor to both the FactSet and the Alpha-Sense platforms. Mr. Lavigne graduated from the University of Idaho in 1984 with a B.S. in Finance.

Thomas Finke has served as a director of Venu since May 2025. Mr. Finke brings over 35 years of experience in financial services. In December 2008, he was appointed Chairman and CEO of Babson Capital, a wholly owned subsidiary of The Massachusetts Mutual Life Insurance Company (“MassMutual”). In 2016, Mr. Finke led the merger of Babson Capital with three other subsidiaries of MassMutual forming Barings, LLC (“Barings”). Under his leadership, Barings grew its assets under management from approximately $271 billion to over $350 billion in four years. Mr. Finke retired from Barings in November 2020. Mr. Finke currently serves as a non-executive director for Invesco Ltd. (NYSE: IVZ), a global investment management company managing approximately $1.85 trillion in assets as of December 31, 2024. Mr. Finke is also active in nonprofit leadership, serving on boards including of Davidson College, Duke University’s Fuqua School of Business, and the National Math and Science Initiative. He holds a Bachelor of Science from the University of Virginia and a Master of Business Administration from Duke University.

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Family Relationships

JW Roth and Mitchell Roth are father and son. Except for such relationship between JW Roth and Mitchell Roth, there are no other family relationships among any of the Company’s directors or officers.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons holding more than 10% of the Company’s Common Stock (each such person, an “Insider”) to report their initial ownership of Common Stock and other equity securities on a Form 3 report and any changes in that ownership on Form 4 or Form 5 reports that must be filed with the SEC. The SEC has designated specific deadlines by which Insiders must file these reports. Pursuant to the applicable SEC rules, the Company must identify any Insiders who were delinquent in filing their required Section 16(a) reports when due and to disclose, with respect to each such Insider, the number of late Section 16(a) reports, the number of transactions that were not reported on a timely basis, and any known failure to file a required report.

Based on a review of reports filed by the Insiders, we believe that during the fiscal year ended December 31, 2024, all transactions were reported on a timely basis, except that each of the Company’s Insiders filed their respective Initial Statement of Beneficial Ownership on Form 3 on December 5, 2024, whereas the initial registration statement for the initial public offering of the Company’s Common Stock was declared effective on November 12, 2024, and to be considered timely, such Form 3 reports would have been filed on that same date.

DIRECTOR AND EXECUTIVE COMPENSATION

Emerging Growth Company Status

The Company qualifies as an “emerging growth company” (an “EGC”) as defined in the Jumpstart Our Business Startups Act of 2012. As an EGC, the Company is permitted to and rely on exemptions from certain disclosure requirements that are applicable to other non-EGC companies. In accordance with the SEC’s disclosure rules for EGCs concerning executive compensation, the Company has provided a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures regarding executive compensation for the last completed fiscal year and a report of the Compensation Committee. In addition, for so long as the Company is an EGC, it is not required to submit certain executive compensation matters to shareholder advisory votes, such as the “say-on-pay” vote. Furthermore, the Company’s reporting obligations extend only to its “named executive officers” (the “NEOs”), which include the Company’s Chief Executive Officer and the two most highly compensated executive officers in respect of their service to the Company at the end of the last completed fiscal year. In accordance with the permitted exemptions from disclosure requirements for EGCs, the Company has not provided a Compensation Discussion and Analysis or tabular compensation information for its non-NEO executive officers. For fiscal year 2024, the Company’s NEOs were:

●	JW Roth, our Founder, Chief Executive Officer, and Chairman;

●	Heather Atkinson, our Chief Financial Officer;

●	Robert Mudd, our former President and Chief Operating Officer from February 28, 2024 through September 30, 2024, who began serving as our Senior Vice President of Construction and Market Expansion on November 1, 2024 until July 2025; and

●	William Hodgson, our President, who began serving in that role on October 21, 2024.

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Summary Compensation Table

The following table sets out the compensation for our NEOs for the years ended December 31, 2024 and December 31, 2023:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards(1) ($)	All Other Compensation ($)(2)	Total ($)
JW Roth	2024	$428,378	$14,036	$368,460	$70,191	$881,064
Chief Executive Officer and Chairman	2023	$386,234	$6,609	$133,112	$42,160	$568,115

Heather Atkinson	2024	$255,301	$13,218	$295,262	$50,880	$614,661
Chief Financial Officer, Secretary and Treasurer	2023	$217,594	$6,609	$33,893	$35,867	$293,962

Robert Mudd(3)	2024	$295,676	$7,116	$66,304	$50,638	$419,735
Former President and Chief Operating Officer	2023	$209,908	$6,742	$33,497	$30,213	$280,360

Will Hodgson(4)	2024	$88,07	$106,642	$122,034	$2,017	$318,760
President and Chief Operating Officer	2023	$-	$-	$-	$-	$-

(1)	Amounts do not reflect compensation actually received by the officer. Values in this this table tie to compensatory warrants that are exercisable at the option of the holder. The grant fair value number for the “options” is computed in accordance with FASB ASC Topic 718. The fair value assumptions used for purposes of the valuation is cited in Footnote 11-Warrants to the Venu 2024 financials.

(2)	Each executive officer receives a car allowance from Venu, with Mr. Roth receiving $30,044 in 2024 and $19,009 in 2023; Ms. Atkinson receiving $13,775 in 2024 and $12,715 in 2023; Mr. Mudd receiving $14,121 in 2024 and $7,061 in 2023; and Mr. Hodgson receiving $0 in 2024. Other benefits included in the “All Other Compensation” column include medical insurance benefits paid by the Company on behalf of these employees. In addition, for Mr. Roth and Ms. Atkinson, the “All Other Compensation” columns for 2024 and 2023 includes $7,500, which each of them received in their capacities as members of the Board of Directors, and fees payable for the attendance of board meetings in person.

(3)	During the year ended December 31, 2023 until February 28, 2024, Mr. Mudd served in a non-NEO role as Senior Vice President of Real Estate and Development. He began serving as the President and COO on February 28, 2024 through September 30, 2024. On October 4, 2024, the Company appointed William Hodgson as its President, replacing Mr. Mudd in that position effective October 21, 2024. On November 1, 2024, Mr. Mudd’s position changed to Senior Vice President of Construction and Market Expansion, which he held until July 2025, and he ceased to be an “executive officer” as that term is used in the rules promulgated by the SEC.

(4)	On October 4, 2024, the Company appointed Mr. William Hodgson as its President, with Mr. Hodgson beginning in that role on October 21, 2024. Accordingly, the compensation reported for Mr. Hodgson reflects what he received for the partial year ended December 31, 2024.

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Narrative to the Summary Compensation Table

Base Salaries

Venu uses base salaries to recognize the experience, skills, knowledge, and responsibilities required of all its employees, including our NEOs. Base salaries are reviewed annually and adjusted from time to time in an effort to realign salaries with market levels after taking into account individual responsibilities, performance, and experience.

The base salary of Mr. Roth during 2024 was increased to $500,000 effective October 1, 2024. Prior to entering into that agreement, Mr. Roth’s base salary was $400,000 in 2023.

Ms. Atkinson’s base salary as of December 31, 2024 was $270,000, effective October 1, 2024, having increased from $200,000 as of December 31, 2023.

Mr. Mudd’s base salary as of December 31, 2024 was $270,000, having increased from $200,000 as of December 31, 2023. In connection with Mr. Mudd’s new position as Senior Vice President of Construction and Market Expansion, which took effect on November 1, 2024, Mr. Mudd’s base salary continued to be $270,000 per year (until his role was further changed in fiscal year 2025).

In Mr. Hodgson’s role as President of the Company, effective October 21, 2024, his annual base salary is $500,000.

Annual Bonus/Non-Equity Incentive Compensation

To date, Venu has not awarded its NEOs annual incentive compensation based on the satisfaction of individual and corporate performance objectives established by the Board of Directors. However, executive officers are eligible to receive discretionary cash bonuses as determined by the Board of Directors based on the financial performance of the Company and each officer’s contributions to the Company as a whole. The Board of Directors awarded each of Venu’s NEOs a discretionary cash bonus in 2024 and 2023.

Equity-Based Incentive Awards

Equity-based awards give our executives and key employees a stake in Venu’s long-term performance and viability, thereby motivating them to be top performers. Equity-based awards enable Venu to attract key talent, encourage executive retention, establish an ownership culture, facilitate the achievement of the Company’s goals, and align the interests of our executives and our shareholders.

Equity-based awards are given in the form of warrant compensation during the past two years. These warrants are based on the dollar equivalent of a cash bonus in the warrants full value and approved by the board of directors.

Retirement Plans

Venu established a defined contribution plan for all employees aged 21 and older who have completed six months of service for payrolls as of January 1, 2024. The Company makes a matching contribution of 100% on the first 5% contributed.

Employee Benefits

Venu’s NEOs are eligible to participate in employee benefit plans and programs, including medical and dental benefit plans.

Pension Benefits

Venu’s NEOs did not participate in, or earn any benefits under, any pension or retirement plan sponsored by the Company during the years ended December 31, 2024 and 2023.

Nonqualified Deferred Compensation

Venu’s NEOs did not participate in, or earn any benefits under, any non-qualified deferred compensation plan sponsored by the Company during the years ended December 31, 2024 and 2023.

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Outstanding Equity Awards as of December 31, 2024

The following table presents information regarding outstanding equity awards held by our NEOs as of December 31, 2024.

	Outstanding Equity Awards at Fiscal Year End
	Stock Awards
	Grant Date	Expiration Date	Number of Securities Underlying Unexercised Options Exercisable (#)(1)		Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(1)
JW Roth
Compensatory Warrants	10/11/2022	10/11/2027	250,000	(2)	—	—	$3.00
Compensatory Warrants	4/19/2022	4/19/2029	166,667	(3)	333,333	—	$2.00
Compensatory Warrants	4/5/2021	4/5/2026	49,999	(4)	16,667	—	$0.12
Compensatory Warrants	1/17/2024	1/16/2027	500,000	(5)	—	—	$10.00
Compensatory Warrants	2/28/2024	2/28/2031	166,667	(6)	333,333	—	$10.00

Heather Atkinson
Compensatory Warrants	10/11/2022	10/11/2027	150,000	(7)	—	—	$3.00
Compensatory Warrants	4/11/2022	4/11/2029	31,250	(8)	93,750	—	$2.00
Compensatory Warrants	4/5/2021	4/5/2026	8,333	(9)	8,333	—	$0.60
Compensatory Warrants	5/27/2020	5/27/2025	33,335	(10)	—	—	$1.20
Compensatory Warrants	2/28/2024	2/28/2021	66,667	(11)	133,333	—	$10.00
Compensatory Warrants	10/1/2024	10/1/2031	30,695	(12)	61,388	—	$10.00

Robert Mudd
Compensatory Warrants	10/11/2022	10/11/2027	205,000	(13)	—	—	$3.00
Compensatory Warrants	10/28/2021	10/28/2026	37,500	(14)	25,000	—	$0.12
Compensatory Warrants	4/11/2022	4/11/2029	31,250	(15)	93,750	—	$2.00
Compensatory Warrants	4/5/2021	4/5/2026	8,333	(16)	8,333	—	$0.60
Compensatory Warrants	10/1/2024	2/28/2031	100,000	(17)	107,917	—	$10.00

Will Hodgson
Compensatory Warrants	11/1/2024	11/1/2031	—	(18)	500,000	—	$10.00

(1)	Numbers in this table tie to compensatory warrants that are exercisable at the option of the holder. The grant fair value number for the “options” is to be computed in accordance with FASB ASC Topic 718. The fair value assumptions used for purposes of the valuation is cited in Footnote 11-Warrants to the 2024 financials.

(2)	This warrant is exercisable in full and is scheduled to expire on October 11, 2027.

(3)	This warrant vests ratably over a four-year term, with one-fourth of the warrant vesting on each annual anniversary from the date of issuance. This warrant is scheduled to expire on April 11, 2029.

(4)	This warrant vests ratably over a four-year term, with the first vesting date having occurred on the first annual anniversary of its issuance date. This warrant is scheduled to expire on April 5, 2026.

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(5)	This warrant is exercisable in full and is scheduled to expire on January 16, 2027.

(6)	This warrant vests ratably over a four-year term, with the first vesting date having occurred on the date of issuance. The warrant is scheduled to expire on February 28, 2031.

(7)	This warrant is exercisable in full and is scheduled to expire on October 11, 2027.

(8)	This warrant vests ratably over a four-year term, with one-fourth of the warrant vesting on each annual anniversary from the date of issuance. This warrant is scheduled to expire on April 11, 2029.

(9)	This warrant vests ratably over a four-year term, with the first vesting date having occurred on the first annual anniversary of its issuance date. This warrant is scheduled to expire on April 5, 2026.

(10)	This warrant is exercisable in full and was to expire on May 27, 2025.

(11)	This warrant vests ratably over a four-year term, with the first vesting date having occurred on the date of issuance. The warrant is scheduled to expire on February 28, 2031.

(12)	This warrant vests ratably over a two-year term, with the first vesting date having occurred on the date of issuance. The warrant is scheduled to expire on October 1, 2031.

(13)	This warrant is exercisable in full and is scheduled to expire on October 11, 2027.

(14)	This warrant vests ratably over a five-year term, with one-fifth of the warrant vesting on each annual anniversary from the date of issuance. This warrant is scheduled to expire on October 28, 2026.

(15)	This warrant vests ratably over a four-year term, with one-fourth of the warrant vesting on each annual anniversary from the date of issuance. This warrant is scheduled to expire on April 11, 2029.

(16)	This warrant vests ratably over a four-year term, with one-fourth of the warrant vesting on each annual anniversary from the date of issuance. This warrant is scheduled to expire on April 5, 2026.

(17)	This warrant vests ratably over a two-year term, with the first vesting date having occurred on the date of issuance. The warrant is scheduled to expire on February 28, 2031.

(18)	This warrant vests over a four-year period, with 50,000 shares underlying the warrant vesting on April 30, 2025, 75,000 vesting on November 1, 2025, and 125,000 vesting on each of November 1, 2026, 2027, and 2028.

Employment Arrangements

The following discussion contains a summary of the terms of the employment agreements currently in effect for JW Roth. Neither Ms. Atkinson, Mr. Mudd, nor Mr. Hodgson are parties to an employment agreement that provides a contractual right to severance payments upon a termination or change of control; instead, each is an employee at will.

Roth Employment Agreement

The Company entered into an employment agreement with Mr. Roth on June 6, 2023, which sets forth the terms and conditions of his employment (the “Roth Agreement”). Pursuant to the Roth Agreement, Mr. Roth serves as our Chief Executive Officer and is entitled to an annual base salary of $400,000, with such base salary to be increased annually by no less than 2.5%. The Roth Agreement is for a term through November 6, 2028 and automatically renews for successive one-year terms thereafter unless not renewed by either Venu or Mr. Roth upon not less than six months’ advance written notice to the other party.

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In the event Venu terminates Mr. Roth’s employment other than “for Cause” or Mr. Roth terminates his employment with Venu for “Good Reason” (each as defined in the Roth Agreement), Mr. Roth is entitled to receive the following payments and benefits, in addition to any accrued obligations: (a) a lump-sum payment, equal to one times the sum of (i) Mr. Roth’s then base salary and (ii) the bonus received in respect of performance during the year prior to the year of the termination date; (b) Venu’s reimbursement for the monthly premium paid to continue health-plan coverage for up to 18 months after the termination date or until otherwise specified in the Roth Agreement; and (c) all outstanding unvested stock options or other equity awards granted to Mr. Roth during the term of the Roth Agreement becoming fully vested and exercisable for the 12-month period after the termination date, irrespective of the terms of any equity incentive plan or award agreements (such benefits described in the preceding clauses (b) and (c), the “Other Termination Benefits”). In addition, if Mr. Roth’s employment is terminated by Mr. Roth for “Good Reason” or by Venu other than “For Cause” (other than on account of Mr. Roth’s death or total disability) within three months prior to, or two years following, a “Change in Control,” Mr. Roth is entitled to a lump-sum payment equal to two times the sum of his base salary and his bonus awarded during the year prior to the year of the transaction that constituted a Change of Control along with the Other Termination Benefits.

A “Change in Control” is defined to mean each of the following events: (i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of Venu representing more than 50% of the total voting power represented by Venu’s then-outstanding voting securities; (ii) the sale or disposition by Venu of all or substantially all of its assets; (iii) the consummation of a merger or consolidation of Venu with or into any other entity, other than a merger or consolidation which would result in the voting securities of Venu outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than 50% of the total voting power represented by the voting securities of Venu or such surviving entity or its parent outstanding immediately after such merger or consolidation; or (iv) individuals who are members of Venu Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Incumbent Board over a period of 12 months; provided, however, that if the appointment or election (or nomination for election) of any new board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of the Roth Agreement, be considered as a member of the Incumbent Board.

Director Compensation

Venu has provided cash compensation for attendance at Board meetings held in person and equity-based compensation to its directors. The following table sets forth information regarding the compensation our non-employee directors earned for service on our Board during the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Mitchell Roth	$5,000	$—	$91,117	$90,000	$186,117
Steve Cominsky	$5,000	$—	$58,099	$—	$63,099
Matthew R. Craddock	$2,500	$—	$56,880	$—	$59,380
Chad Hennings(4)	$5,000	$—	$77,158	$60,000	$142,158
Dave Lavigne	$5,000	$—	$56,880	$—	$61,880

(1)	During 2024, Venu paid each director a fee of $2,500 for each meeting of the board of directors that a director attended in-person and on-site.

(2)	Amounts do not reflect compensation actually received by the director. Values in this this table tie to compensatory warrants that are exercisable at the option of the holder. The grant fair value number for the “options” is computed in accordance with FASB ASC Topic 718. The fair value assumptions used for purposes of the valuation is cited in Footnote 11-Warrants to the Venu 2023 financials.

(3)	These amounts represent compensation received by certain directors for services rendered other than with respect to their services on the board of directors. Mr. Hennings began providing services to Venu on January 23, 2023, serving as a spokesperson and business-development promoter for the Company and earning $60,000 in cash annually (pro-rated for any partial year) for his services, along with 50,000 warrant shares granted at a $3.00 exercise price per warrant. Mr. Mitchell Roth provides corporate financial writing assistance and other investor relations duties and is compensated by Venu at $90,000 annually for these services.

(4)	Mr. Hennings ceased to serve as a director in January 2025.

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Narrative Disclosure to Director Compensation Table

During 2024, Venu paid each director a fee of $2,500 for each meeting of the board of directors that a director attended in-person and on-site. Otherwise, Venu does have a formal compensation program for its directors.

From time to time, Venu has awarded its directors compensatory warrants as a means to attempt to further align the interests of its directors with the Company and its shareholders. To date, these compensatory warrants have not been awarded on a set schedule or defined interval. Typically, a warrant has been granted on an annual basis (in each case subject to vesting conditions). In 2024, Venu granted each director a warrant exercisable to purchase 20,000 shares of Common Stock at an exercise price of $10.00 per share in consideration for serving on the Board. Each director’s warrant vests ratably over a two-year period beginning on February 28, 2025.

Policies and Practices related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information (“MNPI”)

The Company’s policy is to not grant options (or other equity awards) or allow its insiders to conduct stock trades at times, subject to any allowable trades that might occur pursuant to a 10b5-1 Trading Plan, where MNPI is known or a material transaction is anticipated to occur. Each insider and employee of the Company is required to read and acknowledge the Company’s Insider Trading Policy as attached hereto as Exhibit 19.1, which prescribes certain set periods that prohibit insider trading. Other than as established for black-out periods associated with our quarterly and annual financial statement filings, our executive management will also issue notices of black-out trading periods if they are aware of material transactions which they anticipate closing.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions and internal milestones. The Company does not follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with the Company’s strategic objectives and to ensure the competitiveness of our compensation packages.

In determining the timing and terms of an equity award, the Board or the Compensation Committee may consider MNPI to ensure that such grants are made in compliance with applicable laws and regulations. The Board’s or the Compensation Committee’s procedures to prevent the improper use of MNPI in connection with the granting of equity awards include oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such MNPI.

The Company is committed to maintaining transparency in its executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of MNPI for the purpose of affecting the value of executive compensation. The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its stockholders.

In the year ended December 31, 2024, no options (or other equity awards) were granted to our named executive officers within four business days prior to, or one business day following, the filing or furnishing of a periodic or current report by us that disclosed MNPI.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2024, with respect to the compensatory warrants previously granted by the Company and the Company’s Amended and Restated 2023 Omnibus Incentive Compensation Plan:

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Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	0	$—	2,500,000
Equity compensation plans not approved by security holders (1)	4,584,293	6.43	—
Total	4,584,293	$—	2,500,000

(1) Represents an aggregate of 4,584,293 warrants previously granted to officers, directors, and other service providers for compensatory purposes.

As described elsewhere in this Proxy Statement, in October 2023, Venu’s Board adopted, and then its shareholders approved, the 2023 Omnibus Incentive Compensation Plan. In August 2024, the Board adopted and the Venu shareholders approved the Amended and Restated 2023 Omnibus Incentive Compensation Plan (the “Plan”). The purpose of the Plan is to advance the interests of our shareholders by enabling us to attract and retain the types of individuals who will contribute to our long-range success, provide incentives that align the interests of such individuals with those of our shareholders, and promote the success of our business. The Plan is designed to provide us with flexibility to select from among various equity-based and performance compensation methods, and to be able to address changing accounting and tax rules and corporate-governance practices by optimally utilizing performance-based compensation.

The Plan permits awards of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, and performance awards. Awards and grants under the A&R Plan are referred to as “Awards.” Those eligible for Awards under the A&R Plan are referred to as “Participants.” Participants include any employee, consultant, or director who is designated by the Board or a committee of the Board to receive one or more Awards under the Plan. A total of 2,500,000 shares of our Common Stock are reserved for issuance of Awards under the Plan (subject to increase if the Plan Amendment described in Proposal No. 2 is adopted and approved).

During the year ended December 31, 2024, no Awards were granted under the Plan.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information known to us regarding beneficial ownership of shares of Venu’s Common Stock as of September 3, 2025, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock;

●	each of our executive officers and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a security holder has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. In computing the number of shares beneficially owned by a person or entity and the percentage ownership of that person or entity in the table below, all shares subject to options and warrants were deemed outstanding if such securities are currently exercisable or would vest based on service-based vesting conditions within 60 days of September 3, 2025. These shares were not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person or entity.

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The beneficial ownership of each class or series of our voting capital stock below is based on the Company having, as of September 3, 2025, 43,186,232 shares of Common Stock issued and outstanding. Each share of Common Stock entitles its holder to one vote per share held.

Venu also has 379,990 shares of Class B Non-Voting Common Stock outstanding. However, those shares do not entitle the holders to any voting rights, and, by their terms, are not convertible at the volition of the holder to shares of voting Common Stock. Moreover, no officer, director, or 5% or greater beneficial holder of Venu holds any shares of Class B Non-Voting Common Stock.

Unless otherwise indicated, we believe that each person named in the table below has sole voting and investment power with respect to all shares beneficially owned by such person.

Unless otherwise noted, the address of all of the listed shareholders is 1755 Telstar Drive, Suite 501, Colorado Springs, Colorado 80920.

	Common Stock
Name and Address of Beneficial Owners	Number of Shares	Percent of Class
Directors and NEOs:
JW Roth(1)	13,023,250	30.2%
William Hodgson(2)	50,000	*
Heather Atkinson(3)	632,626	1.5%
Mitchell Roth(4)	692,062	1.6%
Steve Cominsky	82,882	*
Matthew Craddock(5)	85,000	*
Dave Lavigne(6)	182,328	*
Thomas Finke(7)	25,000	*

All Directors and Executive Officers as a Group (8 individuals)	14,773,148	34.2%

>5% Shareholders
Kevin O’Neil(8)	4,498,505	10.4%

*	Less than 1%

(1)	Includes: (i) 1,524,999 shares underlying warrants that are vested or will be vested within 60 days; (ii) 1,250,000 shares underlying an option that was granted to Mr. Roth and became exercisable on January 14, 2025; and (iii) 999,720 shares held by KMR Living Trust dated November 19, 2012, for which Mr. Roth is a trustee.

(2)	Includes 50,000 shares underlying warrants that are vested or will be vested within 60 days.

(3)	Includes 488,474 shares underlying warrants that are vested or will be vested within 60 days.

(4)	Includes 342,082 shares underlying warrants that are vested or will be vested within 60 days.

(5)	Includes 10,000 shares underlying warrants that are vested or will be vested within 60 days.

(6)	Includes: (i) 6,514 shares owned directly by Mr. Lavigne’s spouse that Mr. Lavigne may be deemed to have indirect beneficial ownership of; and (ii) 10,000 shares underlying warrants that are vested or will be vested within 60 days.

(7)	Upon being appointed to the Board of Directors in May 2025, Mr. Finke was granted a stock option for 250,000 shares. Such option is contingent upon the Company’s shareholders approving an amendment to the Company’s Plan; upon adoption of such an amendment, 50,000 shares underlying the option will vest and the remaining portion will vest on a pro rata basis on each of the first four anniversaries of Mr. Finke’s appointment to the Board of Directors.

(8)	Based on a Form 3 filed by Mr. O’Neil on August 25, 2025, Mr. O’Neil’s beneficial ownership includes: (i) 1,245,000 shares underlying an option exercisable at $10 per share; and (ii) an aggregate of 750,000 shares underlying warrants exercisable at $12.50 per share.

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CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Related-Party Transactions

In addition to the compensation arrangements with directors and executive officers described under “Executive Compensation,” the following is a description of each transaction since January 1, 2023, and each currently proposed transaction in which:

●	the Company has been or is to be a participant;

●	the amount involved exceeds or will exceed the lesser of $120,000 or one percent of the average of the smaller reporting company’s total assets at year end for the last two completed fiscal years; and

●	any of the Company’s directors, executive officers, or beneficial holders of more than 5% of the Company’s capital stock, or any immediate family member of, or person sharing the household with, any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that we would pay or receive, as applicable, in arm’s-length transactions.

Leases

Venu leases properties from a majority-owned subsidiary, Hospitality Income & Asset, LLC (“HIA”), which owns the land and buildings used by (and leased to) Bourbon Brothers Smokehouse and Tavern CS, LLC to operate Venu’s Colorado Springs Bourbon Brothers Smokehouse & Tavern (“BBST CO”) and Bourbon Brother Presents (“BBP CO”) venues. JW Roth owns less than 1% of HIA’s total ownership. In regard to the BBST CO and BBP CO leases, JW Roth, the Chairman, CEO, and founder of Venu, is also the founder and manager of HIA. Heather Atkinson, the CFO and Secretary and a director of Venu, is also the Treasurer of HIA. The amounts paid by BBST CO and BBP CO to HIA under the leases totaled $574,303 in 2024, and $574,300 in 2023.

13141 Notes, LLC (“13141 Notes”) is the restaurant operating entity that managed the Notes Eatery in Colorado Springs. 13141 Notes leases its property from 13141 BP, LLC (“13141 BP”) (which in June 2024 became a wholly owned subsidiary of Venu). JW Roth is the founder and manager of 13141 BP. The amounts paid by 13141 Notes to 13141 BP under the lease totaled $124,180 in 2024 and $218,748 in 2023. In 2024, 13141 Notes paid rent to 13141 BP through June 30, 2024, totaling $124,180. Beginning on July 1, 2024, the lease was amended to provide for 13141 Notes to pay 13141 BP only common area maintenance amounts, which 13141 Notes paid to 13141 BP for 2024 in total of $97,452.

Roth Industries

Venu owns 550,000 preferred units or 2.0% of Roth Industries, LLC (“Roth Industries”). JW Roth is also the founder and Chairman of Roth Industries and holds an approximate 20% membership interest in Roth Industries. Mitchell Roth, a director of Venu, is also the CEO and President of Roth Industries and holds an approximate 10% membership interest in Roth Industries. Heather Atkinson is also the Treasurer and a director of Roth Industries. Additionally, Robert Mudd, Venu’s former President and Chief Operating Officer from February 28, 2024 through September 30, 2024, and former Senior Vice President of Construction and Market Expansion from November 1, 2024 until July 2025, and Steve Cominsky, a director of Venu, are also members of Roth Industries. Ms. Atkinson, Mr. Mudd, and Mr. Cominsky each own less than a 1% membership interest in Roth Industries.

Roth Industries is the parent company to Roth Premium Foods, LLC (“Roth Premium”), which is the counterparty to the Bourbon Brothers licensing agreement. Under that licensing agreement, Venu, the exclusive owner and title holder of the Bourbon Brothers brand, granted a license to Roth Premium to use the brand for grocery products in exchange for Roth Premium’s payment of a royalty. Venu shares the advertising expenses for the Bourbon Brothers brand with Roth Industries. For Roth’s licensing use of the Bourbon Brothers brand in grocery products, since Venu holds the exclusive license to use the brand. Venu received funds totaling $12,500 in 2024, with $107,500 in receivables as of December 31, 2024, and $132,500 and $125,000 during the years ended December 31, 2024, and 2023, respectively.

On August 12, 2024, Venu redeemed 100,000 shares of Common Stock previously held by Roth Industries for an aggregate purchase price of $500,000.

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Interests in GA HIA, LLC and its Lease

Robert Mudd, Venu’s former President and Chief Operating Officer from February 28, 2024 through September 30, 2024, and former Senior Vice President of Construction and Market Expansion from November 1, 2024 until July 2025, is a member of GA HIA, LLC (“GA HIA”), and JW Roth and Robert Mudd are GA HIA’s co-managers. GA HIA is a real estate holding company that owns approximately 65% of the land and buildings on which the Company’s Georgia Bourbon Brothers Presents (“BBP GA”) and Bourbon Brothers Smokehouse & Tavern (“BBST GA”) venues operate and is the landlord for those properties. GA HIA leases the property on which BBST GA and BBP GA operate. For the first ten years of the lease, annual base rent payable by BBST GA and BBP GA to GA HIA is $641,410 and $191,590, respectively. Every five years of the term of the lease, the rent increases by 10%. The holders of the minority tenant-in-common interest for this property are Old Mill, LLC (30%) and a trust (5%). TIC owners are entitled to their pro rata portion of the net rent payments (after certain costs and expenses appurtenant to the ownership of the property are netted out, such as interest expenses and charges). Matt Craddock, a director of Venu, is a manager and minority member of Old Mill, LLC and the trustee and beneficiary of the trust. Through these interests, together, Mr. Craddock has an indirect right to a portion of the net rents owed to GA HIA pursuant to the lease agreement between GA HIA and Bourbon Brothers Smokehouse and Tavern GA, LLC.

Interests in the Appraised Value of The Sunset McKinney

Chad Hennings was a director of the Company from January 2023 through January 2025. Mr. Hennings is a member of Rubicon Representation, LLC (“Rubicon”). In January 2023, Venu engaged Rubicon to serve as its exclusive agent to find, negotiate, and acquire suitable land sites in the State of Texas. On January 14, 2025, upon Venu’s closing on the real property upon which The Sunset McKinney will be constructed, Venu paid Mr. Hennings Family Assets, LP (in which Mr. Hennings has a 49% interest) a broker fee of $525,000, which is equal to 1.5% of the appraised value of that property.

Guarantees

Venu and JW Roth guarantee Venu’s and its subsidiaries’ debt. In exchange for JW Roth personally guaranteeing $17,982,907 principal amount of Venu’s bank debt and promissory notes (the “Principal Balance”), Venu pays JW Roth through a combination of personal guarantee fees and warrant and option issuances. With respect to Venu’s loans and promissory notes, Venu pays JW Roth a personal guarantee fee of 1% of the Principal Balance value per year. In 2023 and 2024, these payments totaled $109,794 and $146,919, respectively. With respect to a $10,000,000 promissory note that is included in the Principal Balance, which Venu entered into in January 2024 and which Mr. Roth and a minority shareholder of Venu (together, the “Guarantors”) personally guarantee, the Guarantors equally split the personal-guarantee fee of 1% of the promissory note balance, or $100,000. Venu also issued a three-year warrant to purchase 500,000 shares of Common Stock at an exercise price of $10.00 per share to both the Guarantors.

JW Roth and the other Guarantor are also personal guarantors of the $25,000,000 promissory note (the “McKinney Note”) that Venu delivered to the McKinney Economic Development Corporation (“MEDC”) as partial payment of the $35,000,000 purchase price payable to acquire a 46-acre tract from MEDC to construct The Sunset McKinney (the “McKinney Property”). In exchange for such personal guarantee of the McKinney Note, Venu agreed to pay the Guarantors a personal guarantee fee. On January 14, 2025, as consideration for Mr. Roth’s personal guarantee of the McKinney Note, Venu granted Mr. Roth a five-year option to purchase 1,250,000 shares of Common Stock at an exercise price of $10.00 per share, which was immediately exercisable.

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On December 17, 2024, a subsidiary of Venu, Sunset at McKinney, LLC, entered into a Guarantee Fee Agreement with the Guarantors. To facilitate the closing of the McKinney Property, the Guarantors agreed to personally guarantee the $25,000,000 McKinney Note that was delivered by or on behalf of Venu to MEDC at the closing as partial payment of the $35,000,000 purchase price. Venu also delivered to MEDC at the closing a cash payment of $10,000,000 to be held in a money market account (the “Deposit”), which will be returned to Venu upon a certificate of occupancy being issued and obtained for the McKinney Property. Interest earned on the Deposit will be remitted by MEDC to Venu on a monthly basis (each, an “Interest Payment”). To compensate the Guarantors for the risks associated with personally guaranteeing the McKinney Note, upon Venu’s receipt of each Interest Payment from MEDC, Venu will make a corresponding payment to each of the Guarantors in an amount equal to half of each such Interest Payment.

Prospective Real Property Acquisition

On April 7, 2025, the Company entered into a purchase and sale agreement with Old Mill, LLC (“Old Mill”) pursuant to which the Company will acquire land in Centennial, Colorado, for an aggregate purchase price of $13,000,000. A director of the Company, Mr. Craddock, is a manager and minority member of Old Mill (whose direct and indirect ownership interest in Old Mill total approximately 19%). Thus, Mr. Craddock has an indirect right to a portion of the purchase price owed to Old Mill.

Loan Transactions

In January 2024, the Company issued a promissory note payable by the Company and Venu Real Estate, LLC to KWO, LLC (“KWO”) and subsequently borrowed funds under that promissory note. KWO is owned and controlled by Kevin O’Neil, who, as of the date of this Proxy Statement, beneficially owns in excess of 5% of the Company’s Common Stock. Mr. O’Neil has also served as a guarantor of certain Company debt obligations identified above under the subheading “Guarantees,” including the “McKinney Note.” In each of February, April, and May 2025, Mr. O’Neil directly or indirectly extended the Company additional loans in the form of convertible promissory notes with an aggregate total principal amount of $15.0 million. These promissory notes were converted into 1,542,367 shares of Common Stock on June 22, 2025, and as such have been fully satisfied and discharged.

Policies and Procedures for Related-Party Transactions

Venu does not have a written policy regarding the review and approval of related-party transactions. Nevertheless, with respect to such transactions, it has been the practice of the Board to consider the nature of and business reasons for such transactions, how the terms of such transactions compared to those which might be obtained from unaffiliated third parties, and whether such transactions were otherwise fair to and in the best interests of, or not contrary to, Venu’s best interests.

Transfer Agent

The transfer agent and registrar for the Company’s Common Stock is Colonial Stock Transfer. The transfer agent and registrar’s address is 7840 S 700 E, Sandy, Utah 84070.

SHAREHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

The Company’s 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) will be held on or about Tuesday, October 27, 2026. To be eligible under the SEC’s shareholder proposal rule (Rule 14a-8) for inclusion in the Company’s proxy statement, proxy card, and presentation at the 2026 Annual Meeting, a proper shareholder proposal must be received by the Company at its principal executive office, as described below, no later than May 15, 2026.

In connection with the Company’s next annual meeting, shareholder proposals that are not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article I, Section 1.12 of the Company’s Bylaws, which provides that nominations or other business at an annual meeting of shareholders may be made (1) by or at the direction of the Board of Directors or any committee thereof, or (2) by any shareholder of the Company who was a shareholder of record at the time of giving the notice provided for in Article I, Section 1.12 of the Bylaws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in Article I, Section 1.12.

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For nominations or other business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Corporate Secretary. To be timely, a shareholder’s notice shall be delivered to the Secretary of the Company at the Company’s principal executive office at 1755 Telstar Drive, Suite 501, Colorado Springs, Colorado 80920, and not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The anniversary of the Company’s 2025 Annual Meeting will be Wednesday, October 28, 2025, and the 2026 Annual Meeting is scheduled for on or about Tuesday, October 27, 2026. Thus, a shareholder notice must be received by the Company no later than July 30, 2026, and no earlier than June 30, 2026. If the date of the 2026 Annual Meeting is changed, these dates may change. Such shareholder’s notice is required to set forth, as to each matter the shareholder proposes to bring before an annual meeting, certain information specified in the Bylaws and, to the extent applicable, required by Rule 14a-19 under the Exchange Act. A copy of the Bylaws of the Company may be obtained from the Secretary of the Company at the address set forth above.

Shareholder proposals intended to be included in the Company’s proxy statement relating to the 2026 Annual Meeting must comply with Rule 14a-8 under the Exchange Act, which requires that the notice be received at the Company’s principal executive office not less than 120 calendar days before the one-year anniversary date that the Company’s proxy statement is released to shareholders in connection with the previous year’s annual meeting, and accordingly must be received in writing by the Company at its principal executive office at the address set forth above no later than June 30, 2026.

In addition to the satisfying the foregoing advance notice requirements under the Company’s Bylaws, to comply with the universal-proxy rules under the Exchange Act, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act and that is postmarked or transmitted electronically to the Company no later than August 29, 2026.

OTHER MATTERS

No business other than the matters set forth in this Proxy Statement is expected to come before the Annual Meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interest of the Company. In the event that any of the nominees for director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for such substitute nominee(s) as the Board of Directors recommends, or in the absence of such recommendation, such other persons as they consider to be in the best interests of the Company.

BY ORDER OF THE BOARD OF DIRECTORS

JW Roth
Chairman and Chief Executive Officer

Colorado Springs, Colorado
September 17, 2025

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VENU

Voting Instructions

You can vote by Internet or Telephone!

Instead of mailing your proxy, you may choose one of the three voting options outlined below.

Venu Holding Corporation
1755 Telstar Dr., #501
Colorado Springs, CO 80920

<Shareholder Name>
<Shareholder Address1>
<Shareholder Address2>
<Shareholder Address3>

Control #: 0000 0000 0000

VOTE BY INTERNET – www.colonialstock.com/VenuHoldingCorporation

- You can view the Venu Holding Corporation Annual Report and Proxy Statement and submit your vote online at the website listed above up until 11:59 p.m. Eastern Time on October 27, 2025. You will need the control number at the left in order to do so.
- Follow the instructions on the secure website to complete your vote.

VOTE BY PHONE – 877-285-8605

- You may vote by phone until 11:59 p.m. Eastern Time on October 27, 2025.
- Please have your notice and proxy card in hand when you call.

VOTE BY MAIL

- **If you have not voted via the internet OR telephone, mark, sign and return your proxy ballot in the postage-paid envelope provided.**
- **Votes by mail must be received by October 27, 2025**

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

The undersigned hereby appoints J.W. Roth and Heather Atkinson, and each or either of them, proxies for the undersigned, with full power of substitution, to vote all shares of common stock, $0.001 par value per share ("Shares") of Venu Holding Corporation (the "Company") which the undersigned would be entitled to vote at the ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY (THE "MEETING") TO BE HELD AT THE PHIL LONG MUSIC HALL, 13071 BASS PRO DR., COLORADO SPRINGS, CO 80921 ON OCTOBER 28, 2015, AT 4:00 P.M., MOUNTAIN TIME, and directs that the Shares represented by this Proxy shall be voted as indicated below:

	For All	Withhold All	For All Except	To withhold authority to vote for any any individual nominee(s), mark "For All Except" and write the number(s of the nominee(s) on the line below.
1. Election of Directors	☐	☐	☐	______________________

Nominees:
1) J.W. Roth
2) Heather Atkinson
3) Mitchell Roth
4) Steve Cominsky
5) Matthew Craddock
6) David Lavigne
7) Thomas Finke

	For	Against	Abstain
2. Amendment to the Amended and Restated 2023 Omnibus Incentive Plan.	☐	☐	☐
3. Ratify the Appointment of Grassi & Co as the Company's independent registered public accounting firm for the year ending 2025.	☐	☐	☐

The board of directors recommends a vote FOR all the nominees for director in Proposal 1 and FOR Proposals 2, and 3. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR each of the director nominees, and FOR Proposal 2, and 3. **This Proxy is solicited on behalf of the Board of Directors of Venu Holding Corporation.**

Please indicate if you plan to attend this meeting. Yes ☐ No ☐

Sign exactly as name appears hereon. For joint accounts, all co-owners should sign. Executors, administrators, custodians, trustees, etc. should so indicate when signing.

Signature	Date	Signature (Joint Owners)	Date